Exhibit 10.2

Execution Copy

TENTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This TENTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of March 29, 2015 and effective as of April 1, 2015 (the “Effective Date”) by and among the parties signatory hereto, as lessors (collectively, “Lessor”),  HCR III Healthcare, LLC, as lessee (“Lessee”), and HCR ManorCare, Inc., as guarantor (“Guarantor”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement, dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement, dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement, dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement, dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement, dated as of April 18, 2012, Fifth Amendment to Master Lease and Security Agreement, dated as of May 5, 2012, Sixth Amendment to Master Lease and Security Agreement, dated as of July 30, 2012, Seventh Amendment to Master Lease and Security Agreement, dated as of February 11, 2013, Eighth Amendment to Master Lease and Security Agreement, dated as of July 31, 2014, and Ninth Amendment to Master Lease and Security Agreement, dated as of September 30, 2014 (as so amended, collectively, the “Master Lease”).

B. Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations, dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified, or reaffirmed from time to time, the “Guaranty”).

C.The Master Lease currently covers the “Leased Property” of the Pool 1 Facilities described on Exhibit A-1 to the Master Lease, the Pool 2 Facilities described on Exhibit A-2 to the Master Lease, the Pool 3 Facilities described on Exhibit A-3 to the Master Lease, and the Pool 4 Facilities described on Exhibit A-4 to the Master Lease.

D.Lessor and Lessee desire to modify certain terms and provisions of the Master Lease as more particularly provided herein.

E.Effective as of the Effective Date, Lessor and Lessee have agreed to reduce Lessee’s obligation to pay current Minimum Rent and to provide for Lessee to pay a Deferred Rent Obligation (as hereinafter defined) each as provided in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Recitals. The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2. Definitions; References to Master Lease.  All capitalized terms used herein shall have the meanings ascribed to them in the Master Lease, unless otherwise defined herein or modified by the terms of this Amendment.  The term “this Lease” as used in the Master Lease shall mean the Master Lease, as amended and modified by this Amendment.  The Master Lease, as amended and modified by this Amendment, is the “Lease”.

3. Amendments to Section 2.1 of the Master Lease. Section 2.1 of the Master Lease, Definitions, is hereby modified and amended as follows:
(a) The following terms are hereby deleted in their entirety and replaced with the following in lieu thereof:

“Extended Term(s):  Any one or more of the Pool 1 Sub-A First Extended Term, Pool 1 Sub-A Second Extended Term, Pool 1 Sub-B First Extended Term, Pool 1 Sub-B Second Extended Term, Pool 1 Sub-C First Extended Term, Pool 1 Sub-C Second Extended Term, Pool 1 Sub-D First Extended Term, Pool 1 Sub-D Second Extended Term, Pool 2 Sub-A First Extended Term, Pool 2 Sub-A Second Extended Term, Pool 2 Sub-B First Extended Term, Pool 2 Sub-B Second Extended Term, Pool 2 Sub-C First Extended Term, Pool 2 Sub-C Second Extended Term, Pool 2 Sub-D First Extended Term, Pool 2 Sub-D Second Extended Term, Pool 2 Sub-E First Extended Term, Pool 2 Sub-E Second Extended Term, Pool 3 Sub-A First Extended Term, Pool 3 Sub-A Second Extended Term, Pool 3 Sub-B First Extended Term, Pool 3 Sub-B Second Extended Term, Pool 3 Sub-C First Extended Term, Pool 3 Sub-C Second Extended Term, Pool 3 Sub-D First Extended Term, Pool 3 Sub-D Second Extended Term, Pool 3 Sub-E First Extended Term, Pool 3 Sub-E Second Extended Term, Pool 4 Sub-A First Extended Term, Pool 4 Sub-A Second Extended Term, Pool 4 Sub-B First Extended Term, Pool 4 Sub-B Second Extended Term, Pool 4 Sub-C First Extended Term, Pool 4 Sub-C Second Extended Term, Pool 4 Sub-D First Extended Term and/or Pool 4 Sub-D Second Extended Term (including, without limitation, all of them collectively), as the context requires.”

“Pool 1 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on March 31, 2029.”

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“Pool 2 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on March 31, 2030.”

“Pool 3 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on March 31, 2032.”

“Pool 4 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on March 31, 2033.”

(b) The following new definition is inserted in its appropriate alphabetical order:

“Cooperation Agreement:  That certain letter agreement, dated February 6, 2015, between Lessor and Lessee.”

“Effective Date: As defined in the Tenth Amendment.”

“Sale Properties: As defined in the Cooperation Agreement.”

“Tenth Amendment: That certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 by and among Lessor, Lessee and Guarantor.”

4. Reduction of Minimum Rent.

(a) Minimum Rent.  From and after the Effective Date, the Master Lease is hereby modified and amended by deleting Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 attached to the Master Lease in their entirety and replacing such exhibits with a replacement Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 attached to this Amendment and incorporated into the Master Lease.

5. Modification of Extension Term.  Section 1(d) and (e) and Section 2 of Exhibit D to the Master Lease shall be deleted in its entirety and replaced with Exhibit B attached to this Amendment and incorporated into the Master Lease.

6. Minimum Rent Escalation. Exhibit D attached to the Master Lease is hereby modified and amended as follows:
(a) Section 1(b) of Exhibit D to the Master Lease shall be deleted in its entirety and replaced with the following in lieu thereof: “Intentionally Omitted.”.
(b) Section 1(c) of Exhibit D to the Master Lease shall be amended to replace “Commencing upon the expiration of the (6th) Lease Year” with “Commencing on April 1, 2016”.

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7. Deferred Rent Obligation. Article 3 of the Master Lease is hereby modified and amended by inserting the following at the end of such Article:

“Section 3.5.Deferred Rent Obligation and Related Matters.

3.5.1  As a result of the modification of the Minimum Rent as provided in the Tenth Amendment, a portion of the Minimum Rent is being deferred in an amount equal to $525,000,000 in the aggregate (the “Initial Deferred Rent Obligation”).  Lessee acknowledges that the entire Initial Deferred Rent Obligation is deferred and payable as provided in this Section 3.5.   The Initial Deferred Rent Obligation shall be allocated into tranches as follows: (i) Tranche A: $275,000,000 (the “Tranche A Deferred Rent Obligation”) and (ii) Tranche B: $250,000,000 (the “Tranche B Initial Deferred Rent Obligation”).

3.5.2  From and after the Effective Date, until the entire Tranche A Deferred Rent Obligation is paid in full to Lessor, Lessee shall pay to Lessor a current annual rent factor payment (the “Tranche A Current Payment”) in an amount equal to (a) the then applicable Tranche A Rental Factor (as hereinafter defined) times (b) the outstanding amount of the Tranche A Deferred Rent Obligation.  For the purposes hereof, the “Tranche A Rental Factor” means (i) six and nine-tenths percent (6.9%) per annum for the first Lease Year following the Effective Date and (ii) for each Lease Year thereafter occurring during the Term, the Tranche A Rental Factor shall be increased by three percent (3.0%) per annum compounded annually.  For example, the Tranche A Rental Factor for the Lease Year commencing on April 1, 2016 shall be seven and eleven hundredths percent (7.11%) (i.e., 6.9% times 1.03) and for the Lease Year commencing on April 1, 2017, shall be seven and thirty-two hundredths percent (7.32%), and so on.  Commencing on the Effective Date, one twelfth (1/12) of the then applicable Tranche A Current Payment shall be payable by Lessee to Lessor monthly, in advance, together with the payment of each installment of Minimum Rent.

3.5.3  Commencing on April 1, 2016, the amount of the outstanding Tranche B Initial Deferred Rent Obligation shall be increased until the Tranche B Deferred Rent Obligation (as hereafter defined) is paid in full to Lessor by an amount equal to (a) the then applicable Tranche B Rental Factor (as hereinafter defined) times (b) the outstanding amount of the Tranche B Deferred Rent Obligation.  For the purposes hereof, the “Tranche B Rental Factor” means (i) initially three percent (3.0%), (ii) commencing on April 1, 2019, four percent (4.0%), (iii) commencing on April 1, 2020, five percent (5.0%), and (iv) commencing on April 1, 2021 and for the remainder of the Term, six percent (6.0%).  The Tranche B Initial Deferred Rent Obligation, as increased by the Tranche B Rental Factor shall be referred to as the “Tranche B Deferred Rent Obligation”.  The Tranche A Deferred Rent Obligation, together with the Tranche B Deferred Rent Obligation, shall be referred to collectively as the “Deferred Rent Obligation”.

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3.5.4  The entire outstanding Deferred Rent Obligation shall be due and payable by Lessee to Lessor on the earliest to occur of (a) an Event of Default for failure to pay Minimum Rent under this Lease; (b) Lessee shall fail to pay any installment of the Tranche A Current Payment when the same becomes due and payable and such failure is not cured by Lessee within a period of five (5) Business Days after notice thereof from Lessor; (c) any other Event of Default that results in a termination of all or any part of this Lease but only to the extent that Lessor has terminated this Lease with respect to a number of Facilities equal to seven percent (7%) or more (in the aggregate) of the number of Facilities then subject to this Lease (excluding, however, any partial termination resulting from a Separation Event or in connection with any Sale Properties (as designated pursuant to the Cooperation Agreement)); (d) the expiration of the Pool 1 Fixed Term; (e) any initial public offering of Guarantor or its Subsidiaries in which Carlyle Funds or members of the executive management team of Guarantor sell shares or receive proceeds; (f) any sale or transfer of a direct or indirect controlling interest in Guarantor or any Controlling Person, other than any Transfer described in clause (a) of the definition of Permitted Transfer; and (g) other than in connection with the Additional Facility Purchase Transaction or the sale of any Sale Properties pursuant to and in compliance with the Cooperation Agreement, any sale or transfer of a majority interest in any material assets of Guarantor or any of its material Subsidiaries, including, without limitation, the hospice business and/or the home healthcare business, except to the extent the net after tax proceeds are actually applied to payment of obligations under HCR Healthcare, LLC’s credit facilities as in effect from time to time (including any refinancings or replacements thereof) or are actually applied to payment of the Deferred Rent Obligation.

3.5.5  Notwithstanding any provision of this Lease to the contrary, all or any portion of the Deferred Rent Obligation may be prepaid at any time, or from time to time, at the option of Lessee or Guarantor, as applicable, without premium or penalty.  Any repayment or voluntary prepayment of the Deferred Rent Obligation pursuant to this Section 3.5  shall be applied as follows: first, to payment of the Tranche B Deferred Rent Obligation until repaid in full, and second, to payment of the Tranche A Deferred Rent Obligation.  Notwithstanding the foregoing, any repayment or voluntary prepayment of the Deferred Rent Obligation from proceeds received from the Additional Facilities Purchase Transaction shall be applied as follows:  first, to payment of the Tranche A Deferred Rent Obligation until repaid in full, and second, to payment of the Tranche B Deferred Rent Obligation.

3.5.6  Notwithstanding anything in this Lease or the Guaranty to the contrary, until the Deferred Rent Obligation has been paid in full by Lessee to Lessor, (a) Guarantor shall not (i) (A) pay any dividends or make any distributions to holders of its equity interests, other than for payment of taxes or dividends payable of Guarantor’s currently outstanding preferred stock (which dividends payable on such preferred stock shall not exceed $200,000 per annum) or (B) incur or cause or permit any Subsidiary of Guarantor to incur any indebtedness for borrowed money or guaranty indebtedness for

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borrowed money in excess of Five Hundred Million Dollars ($500,000,000) (including indebtedness of Guarantor incurred on or prior to the Commencement Date, but excluding (x) any indebtedness refinancing such indebtedness, and (y) for the avoidance of doubt, any capitalized rent or other capitalized obligations under this Lease), other than revolving credit facility borrowings of not more than $175,000,000 of at any time outstanding; or (ii) repurchase any outstanding equity securities of Guarantor held by any Carlyle Fund or any of their successors or assigns; (b) Guarantor and its Subsidiaries shall not incur additional Indebtedness for borrowed money not then existing as of the Effective Date, other than any Indebtedness permitted to be incurred pursuant to HCR Healthcare LLC’s credit facilities as in effect from time to time (including any refinancings or replacements thereof); and (c) Guarantor and its Subsidiaries shall not (i) sell, transfer, assign, encumber or convey any direct or indirect controlling interest in Guarantor or any Controlling Person, other than any Transfer described in clause (a) of the definition of Permitted Transfer, or (ii) other than in connection with the Additional Facility Purchase Transaction or the sale of any Sale Properties pursuant to and in compliance with the Cooperation Agreement, sell, transfer, assign, encumber or convey a majority interest in any material assets of Guarantor or any material Subsidiary of Guarantor, including, without limitation, Guarantor’s hospice business or the home healthcare business, in each case without the prior written consent of Lessor;  except to the extent the net after tax proceeds are actually applied to payment of obligations under HCR Healthcare, LLC’s credit facilities as in effect from time to time (including any refinancings or replacements thereof) or are actually applied to payment of the Deferred Rent Obligation,  which consent shall not be unreasonably conditioned, withheld or delayed.

3.5.7  Until the Deferred Rent Obligation has been paid in full by Lessee to Lessor, and notwithstanding anything to the contrary contained in this Lease or the Guaranty, Guarantor and its Subsidiaries shall defer payment of the following: (a) any fees to the Carlyle Funds, any direct or indirect general partner of any Carlyle Fund, or Carlyle Investment Management, L.P. or their respective successors or assigns, and (b) (i) prior to the consummation of an initial public offering,  any fees to any directors of Guarantor or any successor of Guarantor for service in such capacity (other than normal and customary board service fees (as determined in the reasonable discretion of Guarantor) to those directors of Guarantor receiving board fees as of the Effective Date up to Five Hundred Thousand Dollars ($500,000) per annum, in the aggregate, in any calendar year with respect to fees to such directors receiving board fees as of the Effective Date), and (ii) following the consummation of an initial public offering,  any fees to any directors of Guarantor or any successor of Guarantor for service in such capacity in excess of reasonable and customary fees paid to directors of  public companies (as determined in the reasonable discretion of Guarantor).

3.5.8  (a) Except as otherwise set forth in this paragraph below, Minimum Rent, the Tranche A Current Payment, and all payments attributable to the Deferred Rent Obligation (including any amounts attributable to the Tranche B Rental Factor) payable

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hereunder are intended to constitute “fixed rent” (as such term is defined in Treasury Regulation § 1.467-1(h)(3)).  For purposes of Section 467 of the Internal Revenue Code, the rent attributable to the Minimum Rent, the Tranche A Current Payment, and all payments attributable to the Deferred Rent Obligation (including any amounts attributable to the Tranche B Rental Factor) shall be allocated as set forth on Schedule 2 to the Tenth Amendment.  Lessor and Lessee agree that, for income tax purposes, the Allocated Rent allocated pursuant to this Section 3.5.8 and Schedule 2 to the Tenth Amendment shall represent and be the amount of rent on account of the use of the Leased Property, for each calendar month of the Term.  It is the intention of the parties hereto that the allocation of rent as provided above constitutes a specific allocation of fixed rent within the meaning of Treasury Regulation § 1.467-1(c)(2)(ii)(A), with the effect that pursuant to Treasury Regulation §§ 1.467-1(d) and 1.467-2 the Lessor and Lessee, on any federal income tax returns filed by each of them (or on any return on which their income is included), shall accrue the amounts of rental income and rental expense, respectively, set forth in this Section 3.5.8 and in Schedule 2 to the Tenth Amendment; (b) upon the occurrence of any event described in Section 3.5.4 that results in a termination of this Lease, any amount of Tranche A Deferred Rent Obligation in excess of the balance of the related Section 467 Loan as described on Schedule 2 to the Tenth Amendment (whether such related Section 467 Loan is treated as being made from Lessor to Lessee or from Lessee to Lessor), plus, in the event there is a related Section 467 Loan from Lessee to Lessor, the balance of such Section 467 Loan from Lessee to Lessor, shall be treated as a payment for termination of this Lease; and (c) upon the occurrence of any event described in Section 3.5.4 or any repayment or prepayment described in Section 3.5.5 that, in either case, does not result in a termination of this Lease, any amount of Tranche A Deferred Rent Obligation in excess of the balance of a related Section 467 Loan as described on Schedule 2 to the Tenth Amendment (whether such related Section 467 Loan is treated as being made from Lessor to Lessee or from Lessee to Lessor) shall be treated as an additional rent payment which is paid and allocated at the time of payment.”

8. Impound Accounts Waiver Extension. Section 4.4 of the Master Lease, Impound Accounts, is hereby modified and amended as follows:
(a) The first sentence of Section 4.4.1 shall be amended to replace “Upon the occurrence” with “Beginning on May 1, 2016, upon the occurrence”.
(b) The first sentence of Section 4.4.2 shall be amended to replace “Upon the occurrence” with “Beginning on May 1, 2016, upon the occurrence”.
9. Renewal Terms. The first sentence of Section 19.1(a) of the Master Lease, Renewal Terms, is hereby deleted in its entirety and replaced with the following:

“Provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute a monetary Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term, then Lessee shall

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have the right to renew this Lease (x) with respect to all (but not less than all) of, respectively, the Pool 1 Facilities, the Pool 2 Facilities, the Pool 3 Facilities and the Pool 4 Facilities then covered by this Lease, for the first Extended Terms for such Facilities set forth on Exhibit D attached hereto and (x) with respect to all (but not less than all) of, respectively, Pool 1 Sub-A Facilities, Pool 1 Sub-B Facilities, Pool 1 Sub-C Facilities, Pool 1 Sub-D Facilities, Pool 2 Sub-A Facilities, Pool 2 Sub-B Facility, Pool 2 Sub-C Facilities, Pool 2 Sub-D Facilities, Pool 2 Sub-E Facilities, Pool 3 Sub-A Facilities, Pool 3 Sub-B Facility, Pool 3 Sub-C Facilities, Pool 3 Sub-D Facilities, Pool 3 Sub-E Facilities, Pool 4 Sub-A Facilities, Pool 4 Sub-B Facility, Pool 4 Sub-C Facilities, Pool 4 Sub-D Facilities then covered by this Lease, for the second Extended Terms for such Facilities set forth on Exhibit D attached hereto.”

10. Reporting Requirements.  Section 25.1.2 of the Master Lease,  Statements, is hereby modified and amended (i) to delete the requirement that Lessee deliver annual and quarterly financial statements of Lessee to Lessor; provided that Lessee shall continue to be obligated to deliver annual and quarterly financial statements of Guarantor and its consolidated Subsidiaries to the extent provided in Section 25.1.2 of the Master Lease, and (ii) by inserting the following at the end of such Section:

“(j)Lessee shall provide Lessor with (i) annual facility level detailed projections; and (ii) to the extent the same have been provided to the Guarantor’s board of directors, the lenders (as a whole and in their capacity as such) under HCR Healthcare, LLC’s credit facilities or any rating agency, multi-year detailed projections by asset class into a consolidated financial model complete with income statement, balance sheet and statement of cash flows, including setting forth the key underlying assumptions related thereto on not less than an annual basis.”

11. Capital Addition Financing.  During the four (4) year period immediately following the Effective Date, Lessor shall, at Lessee’s request, provide to Lessee an amount not to exceed One Hundred Million Dollars ($100,000,000) in the aggregate to fund Capital Addition Costs approved by Lessor, in Lessor’s reasonable discretion, pursuant to Sections 10.1 and 10.2 of the Master Lease (“Capital Addition Financing”), provided,  however, that Lessor shall not be obligated to advance more than Fifty Million Dollars ($50,000,000) in Capital Addition Financing in any Lease Year.  In the event that Lessee elects to avail itself of such Capital Addition Financing, prior to disbursement or advance of any Capital Addition Financing, Lessee shall enter an amendment to the Master Lease, providing for (a) a customary disbursement mechanism of the proceeds of the Capital Addition Financing and (b) an increase in the Allocated Minimum Rent for the applicable Facility for which Capital Addition Costs will be funded with the Capital Addition Financing in an amount equal to the product of (x) the amount disbursed by Lessor on account of the Capital Addition Financing for such Facility times (y) at the time of any such disbursement, the greater of (A) seven and three quarters percent (7.75%) and (B) 500 basis points in excess of the then current 10-year Treasury Rate.  Lessee shall pay all reasonable out-of-pocket costs, fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Lessor in connection with the review of the Capital Addition

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Financing and with the preparation, negotiation and execution of all documents related thereto.  Such Capital Additional Financing shall be structured in a REIT tax compliant fashion.

12. Purchase of Additional Facilities.

(a) Subject to the satisfaction of the conditions set forth in Section 12(c),  Guarantor shall cause the owners (each, an “Additional Facility Owner” and collectively, the “Additional Facilities Owners”) of the nine (9) properties listed on Schedule 1 attached hereto (each, an “Additional Facility” and collectively, the “Additional Facilities”) to convey the Additional Facilities to Lessor or its Affiliates designated by Lessor (each, a “Grantee”), and Lessor or such Grantee will purchase each of the Additional Facilities from the applicable Additional Facility Owner (with respect to each Additional Facility, an “Additional Facilities Purchase Transaction”), subject to and in accordance with the terms of this Section 12;  it being agreed that the Additional Facility Purchase Transaction shall include all of the applicable Additional Facility Owner’s right, title and interest in the Personal Property at the Additional Facility, without any additional consideration therefor.  Unless otherwise agreed by Guarantor and Lessor, (i) the closing for each Additional Facilities Purchase Transaction (each, an “Additional Facilities Closing Date”), other than the closing of the purchase and sale of the Additional Facility located in Sterling Heights, Michigan, shall occur on the second Business Day following satisfaction or waiver of the conditions set forth in Section 12(c) with respect to such Additional Facility and (ii) the closing of the purchase and sale of the Additional Facility located in Sterling Heights, Michigan shall occur on the later of (A) the second Business Day following satisfaction or waiver of the conditions set forth in Section 12(c) with respect to such Additional Facility and (B) the second Business Day of the 2016 calendar year; provided,  however, that, if the Additional Facilities Closing Date for either of the Additional Facilities located in Lacey, Washington and Salmon Creek, Washington (each, an “Additional Washington Facility”) would otherwise occur prior to the second Business Day of the 2016 calendar year, at the option of Guarantor, Guarantor may delay the Additional Facilities Closing Date for such Additional Washington Facility until the second Business Day of the 2016 calendar year, which option may be exercised by Guarantor by providing written notice to Lessor on or before the date on which the Additional Facilities Closing Date for the applicable Additional Washington Facility would have otherwise occurred.

(b) Guarantor shall, at least twenty (20) days prior to the date of the applicable Additional Facilities Closing Date, cause the applicable Additional Facility Owner to provide to Lessor the following:

(i) a pro forma owner’s title insurance policy (“Pro Forma”) showing fee title to each Additional Facility vested in the applicable Additional Facility Owner, or Grantee, in an amount reasonably acceptable to Lessor, subject to no financial encumbrances (other than tax liens not yet due and payable), and containing the following endorsements (in each case, where and if applicable):  owner’s comprehensive; same as survey; access and entry; separate tax parcel; location; street assessments; zoning; environmental protection lien;

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subdivision; mechanic’s lien; deletion of arbitration; and other endorsements reasonably requested by Lessor;

(ii) copies of all underlying documents for any exceptions shown on the Pro Forma;

(iii) an ALTA survey which accurately depicts each Additional Facility, certified to Grantee (and such other parties as may be reasonably requested by Lessor) and an affidavit of no change to survey reasonably acceptable to the title company for the purpose of removing the standard survey exception and issuing any survey-related endorsements;

(iv) a Phase I environmental report of each Additional Facility (completed within the six (6) month period prior to the date of the Additional Facilities Closing Date) and any other environmental reports concerning each Additional Facility in Guarantor, Lessee, or the applicable Additional Facility Owner’s possession or control or reasonably available to Guarantor, Lessee or such Additional Facility Owner, in each case, which report(s) shall be certified to Grantee (or the consultant(s) preparing such reports shall issue a reliance letter establishing a relationship between such consultant and Grantee);

(v) if applicable and requested by Lessor, a property condition report for each Additional Facility;

(vi) if applicable and requested by Lessor, a zoning report for each Additional Facility (which shall include a zoning letter from the applicable municipal agency, provided that such agency issues such letters);

(vii) copies of all agreements and documents pursuant to which each Additional Facility Owner purchased, or has contracted to purchase, each Additional Facility; and

(viii) forms of any conveyance documents (e.g., deeds, bills of sale, etc.) and any other documents required to be executed by the applicable Additional Facility Owner or Grantee in connection with conveyance of each Additional Facility to Grantee (collectively, the “Conveyance Documents”).

(c) The closing of each Additional Facilities Purchase Transaction shall be conditioned on the following:

(i) Grantee’s receipt of an owner’s title policy in the form of the Pro Forma for the applicable Additional Facility (including all requested endorsements thereto in accordance with the terms hereof) approved by Lessor (“Owner’s Policy”);

(ii) delivery of original, executed (and acknowledged, if applicable) Conveyance Documents by the parties thereto with respect to the applicable Additional Facility;

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(iii) Lessee’s payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses, but excluding recording costs and transfer taxes due and payable in connection with the transfer of such Additional Facility addressed in clauses (iv) and (v) below) incurred by Lessor and Grantee in connection with such Additional Facilities Purchase Transaction and the preparation, negotiation and documentation of any documents or agreements in connection therewith,  each of which amounts shall constitute Additional Charges payable by Lessee under the Master Lease;

(iv) Lessee’s payment of one-half (1/2) of all recording costs, transfer taxes and title insurance premiums due and payable in connection with the transfer of such Additional Facility;

(v) Lessor’s payment of one-half (1/2) of all recording costs, transfer taxes and title insurance premiums due and payable in connection with the transfer of such Additional Facility, provided that the Minimum Rent shall be increased by an amount equal to six and nine tenths percent (6.9%) of the amount of such recording costs, transfer taxes and title insurance premiums paid by Lessor (subject to increase each year in accordance with Exhibit B to the Master Lease); and

(vi) all approvals, consents, permissions of, and all filings and notices to, any Governmental Authority required in connection with the purchase and sale of the applicable Additional Facility contemplated by this Section 12 shall have been obtained or made, as applicable.

(d) On each applicable Additional Facilities Closing Date, the parties will exchange duplicate original, executed counterparts of the Conveyance Documents and an addendum to the Master Lease in the form attached hereto as Exhibit C (the “Addendum”) with respect to the Applicable Additional Facility and Guarantor shall cause the original Owner’s Policy to be delivered to Grantee.

(e) The applicable purchase price for all of the Additional Facilities Purchase Transactions shall be Two Hundred Seventy Five Million Dollars ($275,000,000) in the aggregate (the “Additional Facilities Purchase Price”), as allocated to each Additional Facility as set forth on Schedule 1 attached hereto (based on Allocated Initial Investment).  The Additional Facility Purchase Price allocated to each Additional Facility shall be payable by Lessor on each Additional Facilities Closing Date in cash, by wire transfer of immediately available funds to an account of an escrow agent mutually acceptable to, and designated by, Lessee, Guarantor and Lessor (the “Escrow Agent”).  On such Additional Facilities Closing Date, Lessee, Lessor and Guarantor shall execute and deliver to the Escrow Agent joint written instructions instructing the Escrow Agent to pay the portion of the Additional Facilities Purchase Price paid by Lessor on such Additional Facilities Closing Date to Lessor as a pre-payment of the Tranche A Deferred Rent Obligation, which shall constitute such a prepayment of the Tranche A Deferred Rent Obligation in the amount of such payment. On each Additional Facilities Closing Date, the applicable Additional Facility Owner shall transfer the applicable Additional Facility to the

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applicable Grantee free of any liens and encumbrances (other than tax liens not yet due and payable and encumbrances set forth on the Owner’s Policy) and such Additional Facility Owner shall execute all documents and take any actions reasonably necessary to evidence the transfer of such ownership and discharge any liens and encumbrances thereon (other than tax liens not yet due and payable and encumbrances set forth on the Owner’s Policy) and otherwise comply with Sections 12(c) and 12(d) above.  Additionally, promptly following Lessor’s written request therefor, Guarantor shall cause the applicable Additional Facility Owner to supply or cause to be supplied to Lessor all material documents and information pertaining to the operation of the applicable Additional Facilities as Lessor shall reasonably request including, without limitation, copies of the certificates of occupancy for each applicable Additional Facility, copies of all necessary permits, approvals, healthcare licenses and Medicare certifications necessary for the operation of each applicable Additional Facilities.

(f) Guarantor and Lessor shall use all commercially reasonable efforts to obtain all necessary consents and approvals of, and make any filings and notifications of, any Governmental Authority required to consummate each Additional Facilities Purchase Transaction on or prior to October 1, 2015.

(g) Upon the closing of each Additional Facilities Purchase Transaction on each Additional Facilities Closing Date, the Master Lease shall be automatically amended to add the applicable Additional Facility to Exhibit A-4 of the Master Lease as “Pool 4 Facilities” with the information as shown on Schedule 1 attached hereto, which shall be memorialized by the entering into of an Addendum in connection therewith.

(h) Lessor or its Affiliate may elect to purchase the Additional Facilities  from the Additional Facilities Owners through a 1031 Exchange (the “Additional Facilities 1031 Exchange”).  In the event that Lessor or its Affiliate shall so elect, Lessor or its Affiliate shall give written notice to Guarantor and any escrow holder of such election and the following shall apply: (i)  Lessor or its Affiliate may attempt to identify before the closing other property which qualifies as “like-kind” property for a 1031 Exchange (the “Target Property”) by giving written notice to Guarantor and any escrow holder and identifying to such escrow holder the Target Property prior to the applicable Additional Facilities Closing Date or (ii) if  Lessor or its Affiliate has not so identified the Target Property before the applicable Additional Facilities Closing Date, then Lessor or its Affiliate shall proceed with the closing unless Lessor or its Affiliate at its option enters into an exchange agreement with an accommodation party (“Accommodator”) in order to facilitate a non-simultaneous exchange.  If an Accommodator is so designated, Lessor or its Affiliate shall cause the Accommodator (A) to acquire title to the Additional Facilities from the Additional Facilities Owners at or before the applicable Additional Facilities Closing Date and (B) to transfer title in the applicable Additional Facilities to Lessor at the applicable closing for the applicable portion of the Additional Facilities Purchase Price.  Guarantor shall (at the sole cost and expense of Lessor) (i) reasonably cooperate with any such Additional Facilities 1031 Exchange, including but not limited to executing and delivering additional documents reasonably requested or approved by Lessor or its Affiliate and (ii) reasonably cooperate with Lessor in connection with the satisfaction of disclosure and reporting obligations of Lessor or its Affiliate

12

arising pursuant to applicable Legal Requirements;  provided,  however, that in the case of each of clause (i) and clause (ii), such cooperation does (a) not delay the applicable Additional Facilities Closing Date or (b) result in the Guarantor incurring additional costs (except to the extent reimbursed by Lessor) or assuming additional liabilities.

(i) Guarantor acknowledges that the sale of the Additional Facilities to Lessor as contemplated by this Section 12 and the addition of the applicable Additional Facilities to the Pool 4 Facilities as provided for herein is in the best interest of Guarantor and Guarantor, as the indirect parent entity of Lessee, expects to derive substantial benefit therefrom and has received fair and equivalent value therefor.

(j) Unless otherwise agreed by Guarantor and Lessor, in the event that the purchase and sale of any of the Additional Facilities contemplated by this Section 12 has not been consummated on or prior to the first anniversary of the Effective Date, the obligations of the parties under this Section 12 with respect to such Additional Facility shall automatically terminate and be of no further force and effect and no party hereto shall have any further obligation or liability under this Section 12 with respect to such Additional Facility, other than with respect to any breach of this Section 12 occurring prior to such termination.

(k) Opco Subleases.
(i) The definition of Opco Subleases is hereby deleted in its entirety and replaced with the following in lieu thereof:

“Opco Subleases:  Those existing operating subleases of an entire facility between Lessee and a wholly-owned Subsidiary of Lessee described on Schedule 4 hereto, and any sublease of an entire Additional Facility to an Additional Facility Owner or a Subsidiary of an Additional Facility Owner, each of which is pre-approved by Lessor subject to Lessee’s delivery to Lessor of (i) a fully executed Agreement Regarding Sublease in the form attached hereto as Exhibit H-1 and made a part hereof, with respect to each such sublease (provided that, for the purpose of any sublease with respect to the Additional Facilities, such Agreement Regarding Sublease shall not include Section 5 of Exhibit H-1 so long as such Additional Facility Owner, as subtenant under the Opco Sublease is not a Subsidiary of Lessee), and (ii) an amendment to, or modification or replacement of such operating sublease that in all material substance, conforms to the terms and provisions set forth in the form of Sublease attached hereto as Exhibit H-2 and made a part hereof.”

(ii) In the event that an Opco Sublease with respect to any Additional Facility is entered by Lessee with a wholly owned Additional Facility Owner or a Subsidiary of an Additional Facility Owner, the Master Lease shall be automatically amended to add the description of such operating sublease to Schedule 4 thereto, which shall be memorialized by the entering of an Addendum in connection therewith.

(iii) Notwithstanding anything to the contrary contained in the Master Lease and specifically for purposes of Exhibit H-1 of the Master Lease, all requirements that a

13

Sublessee be a wholly-owned subsidiary of Lessee and any representations with respect to the same shall instead also permit a Sublessee to be an Additional Facility Owner or a Subsidiary of an Additional Facility Owner.

(iv) Section 2(b) of Exhibit H-1 of the Master Lease shall be deleted in its entirety and replaced with the following in lieu thereof:

“(b) Subordination to Lease. Each Sublease (and the rights of Sublessee thereunder, including, without limitation, any options to extend granted therein) and any other documents, instruments or understandings between Lessee and Sublessee relative to any Sublease, any Subleased Premises and/or the operation thereof, shall be subject and subordinate to all of the terms and conditions of the Lease, including, without limitation, those governing proposed improvements, alterations, insurance, security interests in favor of Lessor granted by Lessee under the Lease (including, without limitation Section 16.9 thereof), casualty and Condemnation. Without limiting the foregoing, nothing contained herein shall (i) bind Lessor to any of the terms, conditions or covenants of any Sublease or (ii) be deemed Lessor's consent or agreement to any change or modification to the Lease. Each of Lessee and Sublessee acknowledges that (A) it has reviewed the Lease, (B) certain provisions of the Subleases are or may be in conflict with provisions of the Lease and that in the event of any conflict, as between Lessor and the other parties hereto, the terms of the Lease shall control, and (C) neither Lessor's acknowledgement to any Sublease nor this Agreement constitutes Lessor's acceptance of any modification of the Lease. Nothing contained in this Agreement shall constitute an express or implied waiver by Lessor of any rights or benefits that it is entitled to under the Lease. In addition, and without limiting the foregoing, each of Lessee and Sublessee further acknowledges and agrees that, except as provided in Section 2(c) below, Sublessee shall not have any right to occupy or otherwise use any Subleased Premises (or the Personal Property thereat) following the expiration of the Term of the Lease or any earlier termination of the Lease with respect to such Subleased Premises, including, without limitation, any termination by reason of (w) an Event of Default, (x) any damage or destruction, (y) a Condemnation, or (z) the mutual termination thereof by Lessee and Lessor.”

13. Reaffirmation of Guaranty.  By execution of this Amendment, Guarantor (a) reaffirms, ratifies and confirms all of the terms, covenants and conditions of the Guaranty and acknowledges that the Guaranteed Obligations (as defined in the Guaranty) remain in full force and effect; and that the Guaranteed Obligations shall include Lessee’s obligation to pay the Deferred Rent Obligation as provided in this Amendment, (b) agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment and agrees to be bound by the obligations and covenants of Guarantor provided in this Amendment.  All references in the Guaranty to “the Lease” shall mean the Master Lease, as amended by this Amendment and as the Master Lease may hereafter be amended or modified.

14

Guarantor covenants, represents, and warrants that (i) as of the date hereof, Guarantor has no defenses, offsets, or counterclaims to its undertakings, obligations, agreements, or indemnities contained in the Guaranty to the enforcement of Lessor’s rights and remedies thereunder or to the payment of any amounts that may become payable thereunder, (ii) the Guaranty, as hereby ratified and confirmed, is Guarantor’s legal, valid, and binding obligation, (iii) Guarantor has received and reviewed, and is satisfied with, all terms and conditions of this Amendment, (iv) Guarantor is the indirect parent entity of Lessee, and Guarantor continues to deem the granting, execution and delivery of the Master Lease, as amended hereby, to be in Guarantor’s best interest, and Guarantor expects to derive substantial benefit therefrom, and (v) there is no action or proceeding pending, or, to the best of Guarantor’s knowledge, threatened, against Guarantor before any court or administrative agency that may adversely affect Guarantor’s obligations under the Guaranty, as ratified and confirmed hereby.

14. Cooperation Agreement.  By execution of this Amendment, Lessor and Lessee reaffirm and restate the terms and conditions of the Cooperation Agreement.  All terms and conditions of the Cooperation Agreement shall remain unchanged and continue in full force and effect.

15. Costs and Expenses.  Notwithstanding anything contained in Section 42.2 of the Master Lease to the contrary, each party shall bear its own costs and expenses, including, without limitation, attorneys’ fees, expenses and disbursements, relating to the preparation and execution of this Amendment and related documents.

16. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Amendment.

17. Full Force and Effect; Acknowledgement.   In the event of any inconsistencies between this Amendment and the Master Lease, the terms of this Amendment shall govern and control.  Except as  modified by this Amendment, all other terms and conditions of the Master Lease shall remain unchanged and continue in full force and effect and the parties hereby reaffirm the terms and conditions of the Master Lease, as modified by this Amendment.

18. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.

15

19. Counterparts; Facsimile or Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor, Guarantor and Lessee each intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

20. Severability.  If any term, condition or provision of this Amendment or the application thereof to any circumstance or party hereto shall be invalid or unenforceable to any extent, the remaining terms, conditions and provisions of this Amendment or the application thereof to any circumstance or party hereto, other than that held invalid or unenforceable, shall not be affected thereby and each remaining term, condition and provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law.

21. Changes in Writing.  This Amendment may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by the party against whom enforcement of any changes, termination or waiver is sought.

22. Headings.  The captions contained herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of the Lease or this Amendment nor the intent of any provision thereof or hereof.

23. Authority.  Guarantor, Lessee and Lessor each hereby represents and warrants that it has full right, power and authority to enter into this Amendment and that the person executing this Agreement on behalf of Guarantor, Lessee and Lessor, respectively, is duly authorized to do so.

24. No Presumption.  This Amendment has been freely negotiated by the parties hereto and in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Amendment or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Amendment or any portion thereof.

25. Entire Agreement.  The Master Lease, as amended by this Amendment (including any Exhibits and Schedules referred to therein or herein), the Guaranty and the Cooperation Agreement contain the entire agreement between the parties and all understandings and agreements previously made between the parties (and not referred to above) are merged herein with respect to the subject matter hereof, which, together with any contemporaneously executed agreements, alone fully and completely expresses their agreement.

26. Inducement.  In order to induce Lessor to enter into this Amendment, Guarantor and Lessee, jointly and severally, represent and warrant to Lessor that, subject to receipt of the approval of Governmental Authorities required in connection with the Additional Facilities Purchase Transaction, the execution and delivery of this Amendment and compliance with the provisions hereof (including the sale of the Additional Facilities to Grantee and the leaseback of

16

any Additional Facilities to Lessee as contemplated by any Addendum to be entered into in connection with any Additional Facilities Purchase Transaction) will not result in a material breach or violation of, or the acceleration of any material obligation under, any material agreement or instrument to which Guarantor, Lessee or their Subsidiaries is a counterparty or is bound.  In order to induce Lessee and Guarantor to enter into this Amendment, Lessor represents and warrants to Lessee and Guarantor that, subject to receipt of the approval of Governmental Authorities required in connection with the Additional Facilities Purchase Transaction, the execution and delivery of this Amendment and compliance with the provisions hereof (including the purchase of the Additional Facilities and the leaseback of any Additional Facilities to Lessee as contemplated by any Addendum to be entered into in connection with any Additional Facilities Purchase Transaction) will not result in a material breach or violation of, or the acceleration of any material obligation under, any material agreement or instrument to which Lessor or its Subsidiaries is a counterparty or is bound.

27. Confidentiality.  This Amendment shall be subject to the confidentiality provisions of Section 45.1.7 of the Master Lease and Section 45.1.7 of the Master Lease is hereby incorporated by reference herein mutatis mutandi.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

[Signature Page to Tenth Amendment to Master Lease and Security Agreement]

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Paul Gallagher
Name:	Paul Gallagher
Title:	Executive Vice President

[Signature Page to Tenth Amendment to Master Lease and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSEE”

HCR III HEALTHCARE, LLC,
a Delaware limited liability company

By:	/s/ Paul A. Ormond
Name:	Paul A. Ormond
Title:	President

[Signature Page to Tenth Amendment to Master Lease and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“GUARANTOR”

HCR MANORCARE, INC.,
a Delaware corporation

By:	/s/ Paul A. Ormond
Name:	Paul A. Ormond
Title:	President

 [Signature Page to Tenth Amendment to Master Lease and Security Agreement]

EXHIBIT A-1

Replacement Exhibit A-1 to Master Lease

(see attached)

EXHIBIT A-1

Facility	Facility Owner/ Lessor	Facility Description and Primary Intended Use	Initial Monthly Allocated Minimum Rent	Allocated Initial Investment	Fixed Term	1st Extended Term	2nd Extended Term	HCP ID
Sub-A
Manor Care of Pike Creek 5651 Limestone Road Wilmington, DE 19808	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 167 beds	[***]	[***]	18 years	17 years	5 years	1657
Arden Court of West Delray 16150 Jog Road Delray Beach, FL 33446	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	17 years	5 years	1658
Arden Court of Sarasota 5509 Swift Road Sarasota, FL 34231	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	17 years	5 years	1659
Manor Care of Venice 1450 East Venice Avenue Venice, FL 34292	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 129 beds	[***]	[***]	18 years	17 years	5 years	1660
Manor Care of Dunedin 870 Patricia Avenue Dunedin, FL 34698	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1661
HHCC Kendall 9400 Southwest 137th Avenue Kendall, FL 33186	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 174 beds	[***]	[***]	18 years	17 years	5 years	1662
HHCC Miami Lakes 5725 Northwest 186th Street Hialeah, FL 33015	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1663
Manor Care of West Palm Beach 2300 Village Boulevard West Palm Beach, FL 33409	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1915
Manor Care of Boynton Beach 3001 South Congress Avenue Boynton Beach, FL 33426	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	18 years	17 years	5 years	1916
HHCC Ft. Myers 1600 Matthew Drive Ft. Myers, FL 33907	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1664
HHC & Rehab Ctr Boca 7225 Boca Del Mar Drive Boca Raton, FL 33433	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1665

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Arden Court of Palos Heights 7880 West College Drive Palos Heights, IL 60463	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	17 years	5 years	1666
Arden Court of Northbrook 3240 Milwaukee Avenue Northbrook, IL 60062	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	17 years	5 years	1667
HHCC Henry 1650 Indiantown Road Henry, IL 61537	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 94 beds	[***]	[***]	18 years	17 years	5 years	1668
Manor Care of Potomac 10714 Potomac Tennis Lane Potomac, MD 20854	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 158 beds	[***]	[***]	18 years	17 years	5 years	1669
Oakland 925 West South Boulevard Troy, MI 48085 (this facility also includes additional property identified as assessor’s parcel number 88-2003-102-022 )	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1670
MCHS Mountainside 1180 Route 22 Mountainside, NJ 07092	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 151 beds	[***]	[***]	18 years	17 years	5 years	1671
Heartland of Marion 400 Barks Road West Marion, OH 43302	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1672
Heartland of Miamisburg 450 Oak Ridge Boulevard Miamisburg, OH 45342	HCP Properties, LP	Skilled nursing facility / long term care facility /assisted living facility consisting of 160 beds	[***]	[***]	18 years	17 years	5 years	1673
Heartland of Bellefontaine 221 North School Street Bellefontaine, OH 43311	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	18 years	17 years	5 years	1674
Heartland of Waterville 8885 Browning Drive Waterville, OH 43566	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 141 beds	[***]	[***]	18 years	17 years	5 years	1675
Arden Court of Parma 9205 Sprague Road Parma, OH 44133	HCP Properties, LP	Assisted living facility consisting of 59 beds	[***]	[***]	18 years	17 years	5 years	1676
Heartland of Centerville 1001 East Alex Bell Road Centerville, OH 45459	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	18 years	17 years	5 years	1677
Arden Court of Monroeville 120 Wyngate Drive Monroeville, PA 15146	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	17 years	5 years	1678
Arden Court of North Hills 1125 Perry Highway Pittsburgh, PA 15237	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	17 years	5 years	1679

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Manor Care of Monroeville 885 MacBeth Drive Monroeville, PA 15146	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1680
Manor Care of Bethel Park 60 Highland Road Bethel Park, PA 15102	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 160 beds	[***]	[***]	18 years	17 years	5 years	1681
Arden Court of Susquehanna 2625 Ailanthus Lane Harrisburg, PA 17110	HCP Properties, LP	Assisted living facility consisting of 64 beds	[***]	[***]	18 years	17 years	5 years	1682
Whitehall Borough 505 Weyman Road Pittsburgh, PA 15236	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	18 years	17 years	5 years	1683
Arden Court of Austin 11630 Four Iron Drive Austin, TX 78750	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	18 years	17 years	5 years	1684
Arden Court of Arlington 1501 Northeast Green Oaks Boulevard Arlington, TX 76006	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	18 years	17 years	5 years	1685
Manor Care of Gig Harbor 3309 45th Street Court Northwest Gig Harbor, WA 98335	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1686
MCHS Pewaukee N26W23977 Watertown Road Waukesha, WI 53188	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	17 years	5 years	1687
Sub-B
Manor Care of Sunnyvale 1150 Tilton Drive Sunnyvale, CA 94087	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	18 years	12 years	5 years	1629
Arden Court of West Palm Beach 2330 Village Boulevard West Palm Beach, FL 33409	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	12 years	5 years	1630
HHCC Jacksonville 3648 University Boulevard South Jacksonville, FL 32216	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 117 beds	[***]	[***]	18 years	12 years	5 years	1631
Manor Care of Marietta (GA) 4360 Johnson Ferry Place Marietta, GA 30068	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 117 beds	[***]	[***]	18 years	12 years	5 years	1632
Arden Court South Holland 2045 East 170th Street South Holland, IL 60473	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	18 years	12 years	5 years	1633
Manor Care of South Holland 2145 East 170th Street South Holland, IL 60473	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 200 beds	[***]	[***]	18 years	12 years	5 years	1634

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Riverview Senior Living Community / HHCC-Riverview 500 Centennial Drive East Peoria, IL 61611	HCP Properties, LP	Skilled nursing facility / long term care facility / assisted living facility consisting of 307 beds	[***]	[***]	18 years	12 years	5 years	1635
Manor Care of Overland Park 5211 West 103rd Street Overland Park, KS 66207	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 248 beds	[***]	[***]	18 years	12 years	5 years	1636
Manor Care of Towson 509 East Joppa Road Towson, MD 21286	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 127 beds	[***]	[***]	18 years	12 years	5 years	1637
Manor Care of Bethesda 6530 Democracy Boulevard Bethesda, MD 20817	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 110 beds	[***]	[***]	18 years	12 years	5 years	1638
Manor Care of Rossville 6600 Ridge Road Rossville, MD 21237	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 172 beds	[***]	[***]	18 years	12 years	5 years	1639
HHCC Plymouth Court 105 Haggerty Road Plymouth, MI 48170	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 109 beds	[***]	[***]	18 years	12 years	5 years	1640
HHCC Dorvin 29270 Morlock Street Livonia, MI 48152	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 124 beds	[***]	[***]	18 years	12 years	5 years	1641
HHCC Whitehall 916 East Lewis Street Whitehall, MI 49461	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 125 beds	[***]	[***]	18 years	12 years	5 years	1642
Heartland of Willow Lane 416 South High Street Butler, MO 64730	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 98 beds	[***]	[***]	18 years	12 years	5 years	1643
Arden Court of Westlake 28400 Center Ridge Road Westlake, OH 44145	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	12 years	5 years	1644
Manor Care of North Olmsted 23225 Lorain Road North Olmsted, OH 44070	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 178 beds	[***]	[***]	18 years	12 years	5 years	1645
Manor Care of Mayfield Heights 6757 Mayfield Road Mayfield Heights, OH 44124	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	18 years	12 years	5 years	1646
Heartland of Springfield 2615 Derr Road Springfield, OH 45503	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 126 beds	[***]	[***]	18 years	12 years	5 years	1647
Heartland Beavercreek 1974 North Fairfield Road Dayton, OH 45432	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	18 years	12 years	5 years	1648

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Arden Court of King of Prussia 620 West Valley Forge Road King of Prussia, PA 19406	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	12 years	5 years	1649
Manor Care of Carlisle 940 Walnut Bottom Road Carlisle, PA 17015	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	18 years	12 years	5 years	1650
Manor Care of Easton 2600 Northampton Street Easton, PA 18045	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 227 beds	[***]	[***]	18 years	12 years	5 years	1651
HHCC at Willowbrook 13631 Ardfield Drive Houston, TX 77070	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 186 beds	[***]	[***]	18 years	12 years	5 years	1652
MCHS South Ogden 5540 South 1050 East South Ogden, UT 84405	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	18 years	12 years	5 years	1653
Arden Court of Fair Oaks 12469 Lee Jackson Mem Highway Fairfax, VA 22033	HCP Properties-Fair Oaks of Fairfax VA, LLC	Assisted living facility consisting of 56 beds	[***]	[***]	18 years	12 years	5 years	1654
Heartland of Clarksburg 100 Parkway Drive Clarksburg, WV 26301	HCP West Virginia Properties, LLC	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	12 years	5 years	1655
Sub-C
Manor Care of Decatur (GA) 2722 North Decatur Road Decatur, GA 30033	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	18 years	9 years	5 years	1608
Manor Care of Cedar Rapids 1940 1st Avenue Northeast Cedar Rapids, IA 52402	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 105 beds	[***]	[***]	18 years	9 years	5 years	1609
Manor Care of Wilmette 432 Poplar Drive Wilmette, IL 60091	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 80 beds	[***]	[***]	18 years	9 years	5 years	1610
HHCC Galesburg 280 East Losey Street Galesburg, IL 61401	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 84 beds	[***]	[***]	18 years	9 years	5 years	1611
Manor Care of Indy South 8549 South Madison Avenue Indianapolis, IN 46227	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	18 years	9 years	5 years	1612
MCHS Kingsford 1225 Woodward Avenue Kingsford, MI 49802	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 107 beds	[***]	[***]	18 years	9 years	5 years	1613

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Manor Care of Fargo 1315 University Drive South Fargo, ND 58103	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 131 beds	[***]	[***]	18 years	9 years	5 years	1614
MC Health Srvcs New Providence 144 Gales Drive New Providence, NJ 07974	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 106 beds	[***]	[***]	18 years	9 years	5 years	1615
Heartland of Eaton 515 South Maple Street Eaton, OH 45320	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	18 years	9 years	5 years	1616
Manor Care of Northwest OKC 5301 North Brookline Oklahoma City, OK 73112	HCP Properties of Oklahoma City (Northwest), LLC	Skilled nursing facility / long term care facility consisting of 132 beds	[***]	[***]	18 years	9 years	5 years	1617
Manor Care of Tulsa 2425 South Memorial Drive Tulsa, OK 74129	HCP Properties of Tulsa OK, LLC	Skilled nursing facility / long term care facility consisting of 118 beds	[***]	[***]	18 years	9 years	5 years	1618
Manor Care of West Reading SNF 425 Buttonwood Street West Reading, PA 19611	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 176 beds	[***]	[***]	18 years	9 years	5 years	1619
Manor Care South York 200 Pauline Drive York, PA 17402	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 151 beds	[***]	[***]	18 years	9 years	5 years	1620
Manor Care of Elizabethtown 320 South Market Street Elizabethtown, PA 17022	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 99 beds	[***]	[***]	18 years	9 years	5 years	1621
Manor Care of Kingston Court 2400 Kingston Court York, PA 17402	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 151 beds	[***]	[***]	18 years	9 years	5 years	1622
Oakmont West 600 Sulphur Springs Road Greenville, SC 29617	HCP Properties-Oakmont West-Greenville SC, LLC	Skilled nursing facility / long term care facility consisting of 125 beds	[***]	[***]	18 years	9 years	5 years	1623
Manor Care of Aberdeen 400 8th Avenue Northwest Aberdeen, SD 57401	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 99 beds	[***]	[***]	18 years	9 years	5 years	1624
Manor Care of Sharpview 7505 Bellerive Houston, TX 77036	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 134 beds	[***]	[***]	18 years	9 years	5 years	1625
Manor Care of Green Bay West 1760 Shawano Avenue Green Bay, WI 54303	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 105 beds	[***]	[***]	18 years	9 years	5 years	1626

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

MCHS Kenosha 3100 Washington Road Kenosha, WI 53144	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 153 beds	[***]	[***]	18 years	9 years	5 years	1627
Heartland of Martinsburg 209 Clover Street Martinsburg, WV 25404	HCP West Virginia Properties, LLC	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	18 years	9 years	5 years	1628
Sub-D
Heartland of Holland 493 West 32nd Street Holland, MI 49423	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 103 beds	[***]	[***]	18 years	5 years	5 years	1606
MCHS Cherry Hill 1412 Marlton Pike East Cherry Hill, NJ 08034	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 108 beds	[***]	[***]	18 years	5 years	5 years	1607

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2

Replacement Exhibit A-2 to Master Lease

(see attached)

EXHIBIT A-2

		Primary Intended Use	Allocated Minimum Rent
Facility	Facility Owner/ Lessor	Facility Description and Primary Intended Use	Initial Monthly Allocated Minimum Rent	Allocated Initial Investment	Fixed Term	1st Extended Term	2nd Extended Term	HCP ID
Sub-A
Arden Courts MCHS Avon 100 Fisher Drive Avon, CT 06001	HCP Properties, LP	Assisted living facility consisting of 64 beds	[***]	[***]	19 years	16 years	5 years	1742
Arden Court of Wilmington 700 1/2 Foulk Road Wilmington, DE 19803	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	19 years	16 years	5 years	1743
Manor Care of Palm Harbor 2851 Tampa Road Palm Harbor, FL 34684	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	19 years	16 years	5 years	1744
Manor Care of Boca Raton 375 Northwest 51st Street Boca Raton, FL 33431	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	19 years	16 years	5 years	1745
Heartland of Tamarac 5901 Northwest 79th Avenue Tamarac, FL 33321	HCP Properties, LP	Skilled nursing facility / long term care /assisted living facility consisting of 163 beds	[***]	[***]	19 years	16 years	5 years	1746
HHCC-Boynton Beach 3600 Old Boynton Road Boynton Beach, FL 33436	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1747
HHCC Jacksonville 8495 Normandy Boulevard Jacksonville, FL 32221	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1748
HHCC Prosperity Oaks 11375 Prosperity Farms Road Palm Beach Gardens, FL 33410	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1749
Hrtlnd Hlth Care & Rehab Ctr S 5401 Sawyer Road Sarasota, FL 34233	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	19 years	16 years	5 years	1750
HHCC Lauderhill 2599 Northwest 55th Avenue Lauder Hill, FL 33313	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 109 beds	[***]	[***]	19 years	16 years	5 years	1751

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Arden Court of Winter Springs 1057 Willa Springs Drive Winter Springs, FL 32708	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	19 years	16 years	5 years	1752
MCHS West Des Moines 5010 Grand Ridge Drive West Des Moines, IA 50265	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1753
MCHS Elk Grove Village SNF 1920 Nerge Road Elk Grove Village, IL 60007	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 190 beds	[***]	[***]	19 years	16 years	5 years	1754
HHCC Canton 2081 North Main Street Canton, IL 61520	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 90 beds	[***]	[***]	19 years	16 years	5 years	1755
HHCC Homewood 940 Maple Avenue Homewood, IL 60430	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1756
Manor Care of Silver Spring 2501 Musgrove Road Silver Spring, MD 20904	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 148 beds	[***]	[***]	19 years	16 years	5 years	1757
Springhouse of Pikesville 8911 Reisterstown Road Pikesville, MD 21208	HCP Maryland Properties, LLC	Assisted living facility consisting of 105 beds	[***]	[***]	19 years	16 years	5 years	1758
Manor Care of W Bloomfield 6950 Farmington Road West Bloomfield, MI 48322	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1759
Arden Court of Livonia 32500 Seven Mile Road Livonia, MI 48152	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	19 years	16 years	5 years	1760
Arden Courts MCHS West Orange 510 Prospect Avenue West Orange, NJ 07052	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	19 years	16 years	5 years	1761
Parma 9055 West Sprague Road Parma, OH 44133	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	16 years	5 years	1762
Arden Court of Anderson Twp 6870 Clough Pike Cincinnati, OH 45244	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	19 years	16 years	5 years	1763
Manor Care Huntingdon Valley 3430 Huntingdon Pike Huntingdon Valley, PA 19006	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 130 beds	[***]	[***]	19 years	16 years	5 years	1764
Manor Care of King of Prussia 600 West Valley Forge Road King of Prussia, PA 19406	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	19 years	16 years	5 years	1765

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Canonsburg, PA 15317
Manor Care of McMurray 113 West McMurray Road Canonsburg, PA 15317	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	19 years	16 years	5 years	1766
Manor Care of Imperial 1719 Bellevue Avenue Richmond, VA 23227	HCP Properties-Imperial of Richmond VA, LLC	Skilled nursing facility / long term care facility consisting of 128 beds	[***]	[***]	19 years	16 years	5 years	1767
Manor Care of Lynnwood 3701 188th Street, Southwest Lynnwood, WA 98037	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 113 beds	[***]	[***]	19 years	16 years	5 years	1768
Manor Care of Tacoma 5601 South Orchard Street Tacoma, WA 98409 (this facility also includes additional property identified as assessor’s parcel number 5855000423 )	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 124 beds	[***]	[***]	19 years	16 years	5 years	1769
Sub-B
Manor Care of Walnut Creek 1226 Rossmoor Parkway Walnut Creek, CA 94595	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 155 beds	[***]	[***]	19 years	15 years	5 years	1741
Sub-C
Manor Care of Hemet 1717 West Stetson Avenue Hemet, CA 92545	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 178 beds	[***]	[***]	19 years	11 years	5 years	1712
Manor Care of Denver 290 South Monaco Parkway Denver, CO 80224	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 160 beds	[***]	[***]	19 years	11 years	5 years	1713
Arden Court of Palm Harbor 2895 Tampa Road Palm Harbor, FL 34684	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	19 years	11 years	5 years	1714
Manor Care Oak Lawn East 9401 South Kostner Avenue Oak Lawn, IL 60453	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 122 beds	[***]	[***]	19 years	11 years	5 years	1715
MCHS Prestwick 445 South County Road 525East Avon, IN 46123	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 140 beds	[***]	[***]	19 years	11 years	5 years	1716
Manor Care of Wichita 7101 East 21st Street North Wichita, KS 67206	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 118 beds	[***]	[***]	19 years	11 years	5 years	1717
MCHS Largo 600 Largo Road Upper Marlboro, MD 20774	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 130 beds	[***]	[***]	19 years	11 years	5 years	1718

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Arden Court of Sterling Hts 11095 East Fourteen Mile Road Sterling Heights, MI 48312	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	19 years	11 years	5 years	1719
Fostrian AL 640 Sunnyside Drive Flushing, MI 48433	HCP Properties, LP	Assisted living facility consisting of 40 beds	[***]	[***]	19 years	11 years	5 years	1720
HHCC Fostrian 540 Sunnyside Drive Flushing, MI 48433	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 118 beds	[***]	[***]	19 years	11 years	5 years	1721
HHCC Georgian East 21401 Mack Avenue Grosse Pointe, MI 48236	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 80 beds	[***]	[***]	19 years	11 years	5 years	1722
Arden Courts MCHS Cherry Hill 2700 Chapel Avenue West Cherry Hill, NJ 08002	HCP Properties, LP	Assisted living facility consisting of 54 beds	[***]	[***]	19 years	11 years	5 years	1723
Heartland of Jackson 8668 State Route 93 Jackson, OH 45640	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	19 years	11 years	5 years	1724
Heartland of Indian Lake Rehab 14442 U.S. Highway 33 Lakeview, OH 43331	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 51 beds	[***]	[***]	19 years	11 years	5 years	1725
Heartland of Bucyrus 1170 West Mansfield Street Bucyrus, OH 44820	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 96 beds	[***]	[***]	19 years	11 years	5 years	1726
Heartland of Kettering 3313 Wilmington Pike Kettering, OH 45429	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	19 years	11 years	5 years	1727
Heartland of Marietta 5001 State Route 60 Marietta, OH 45750	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 101 beds	[***]	[***]	19 years	11 years	5 years	1728
Heartland of Portsmouth 20 Easter Drive Portsmouth, OH 45662	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 121 beds	[***]	[***]	19 years	11 years	5 years	1729
Heartland of Piqua 275 Kienle Drive Piqua, OH 45356	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	19 years	11 years	5 years	1730
Manor Care of Allentown 1265 Cedar Crest Boulevard Allentown, PA 18103	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 166 beds	[***]	[***]	19 years	11 years	5 years	1731
Manor Care of Bethlehem 2021 2021 Westgate Drive Bethlehem, PA 18017	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 227 beds	[***]	[***]	19 years	11 years	5 years	1732

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Chambersburg, PA 17201
Manor Care of Chambersburg 1070 Stouffer Avenue Chambersburg, PA 17201	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 210 beds	[***]	[***]	19 years	11 years	5 years	1733
Manor Care of Jersey Shore 1008 Thompson Street Jersey Shore, PA 17740	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	11 years	5 years	1734
Manor Care of Sunbury 800 Court Street Circle Sunbury, PA 17801	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 126 beds	[***]	[***]	19 years	11 years	5 years	1735
Manor Care of Camp Hill 1700 Market Street Camp Hill, PA 17011	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 144 beds	[***]	[***]	19 years	11 years	5 years	1736
Heartland of West Ashley 1137 Sam Rittenberg Boulevard Charleston, SC 29407	HCP Properties-West Ashley- Charleston SC, LLC	Skilled nursing facility / long term care facility consisting of 99 beds	[***]	[***]	19 years	11 years	5 years	1737
Oakmont East 601 Sulphur Springs Road Greenville, SC 29617	HCP Properties-Oakmont East- Greenville SC, LLC	Skilled nursing facility / long term care facility consisting of 132 beds	[***]	[***]	19 years	11 years	5 years	1738
Heartland of Keyser 135 Southern Drive Keyser, WV 26726	HCP West Virginia Properties, LLC	Skilled nursing facility / long term care facility consisting of 122 beds	[***]	[***]	19 years	11 years	5 years	1739
Sub-D
Manor Care of Davenport 815 East Locust Street Davenport, IA 52803	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 105 beds	[***]	[***]	19 years	8 years	5 years	1690
HHCC-Normal 510 Broadway Normal, IL 61761	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 116 beds	[***]	[***]	19 years	8 years	5 years	1691
Manor Care of Rolling Meadows 4225 Kirchoff Road Rolling Meadows, IL 60008	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 155 beds	[***]	[***]	19 years	8 years	5 years	1692
HHCC Macomb 8 Doctors Lane Macomb, IL 61455	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 80 beds	[***]	[***]	19 years	8 years	5 years	1693
HHCC Moline 833 Sixteenth Avenue Moline, IL 61265	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 149 beds	[***]	[***]	19 years	8 years	5 years	1694
Manor Care of Wheaton 11901 Georgia Avenue Wheaton, MD 20902	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 94 beds	[***]	[***]	19 years	8 years	5 years	1695

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Chevy Chase, MD 20815
Manor Care of Chevy Chase 8700 Jones Mill Road Chevy Chase, MD 20815	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 172 beds	[***]	[***]	19 years	8 years	5 years	1696
HHCC Allen Park 9150 Allen Road Allen Park, MI 48101	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 171 beds	[***]	[***]	19 years	8 years	5 years	1697
HHCC Crestview 625 36th Southwest Wyoming, MI 49509	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 92 beds	[***]	[***]	19 years	8 years	5 years	1698
Heartland of Woodridge AL 3801 Woodridge Boulevard Fairfield, OH 45014	HCP Properties, LP	Assisted living facility consisting of 184 beds	[***]	[***]	19 years	8 years	5 years	1699
Heartland of Woodridge SNF 3801 Woodridge Boulevard Fairfield, OH 45014	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 112 beds	[***]	[***]	19 years	8 years	5 years	1700
Heartland of Centerburg 212 Fairview Avenue Centerburg, OH 43011	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 82 beds	[***]	[***]	19 years	8 years	5 years	1701
Manor Care of Midwest City 2900 Parklawn Drive Midwest City, OK 73110	HCP Properties of Midwest City OK, LLC	Skilled nursing facility / long term care facility consisting of 116 beds	[***]	[***]	19 years	8 years	5 years	1702
Manor Care of Lancaster 100 Abbeyville Road Lancaster, PA 17603	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 172 beds	[***]	[***]	19 years	8 years	5 years	1703
Manor Care of Yeadon 14 Lincoln Avenue Yeadon, PA 19050	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 198 beds	[***]	[***]	19 years	8 years	5 years	1704
Twinbrook Medical Center 3805 Field Street Erie, PA 16511	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	19 years	8 years	5 years	1705
Donahoe Manor 136 Donahoe Manor Road Bedford, PA 15522	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 72 beds	[***]	[***]	19 years	8 years	5 years	1706
Manor Care of Ft Worth NRH 7625 Glenview Drive Fort Worth, TX 76180	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 163 beds	[***]	[***]	19 years	8 years	5 years	1707
Manor Care of Ft Worth NW 2129 Skyline Drive Fort Worth, TX 76114	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 104 beds	[***]	[***]	19 years	8 years	5 years	1708
Manor Care of Webster 750 West Texas Avenue Webster, TX 77598	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 113 beds	[***]	[***]	19 years	8 years	5 years	1709

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Alexandria, VA 22308
MCHS Alexandria 1510 Collingwood Road Alexandria, VA 22308	HCP Properties of Alexandria VA, LLC	Skilled nursing facility / long term care facility consisting of 96 beds	[***]	[***]	19 years	8 years	5 years	1710
MCHS Platteville 1300 North Water Street Platteville, WI 53818	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 99 beds	[***]	[***]	19 years	8 years	5 years	1711
Sub-E
Manor Care of Anderson 1345 North Madison Avenue Anderson, IN 46011	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 228 beds	[***]	[***]	19 years	4 years	5 years	1688
Heartland Fairfield 7820 Pleasantville Road Pleasantville, OH 43148	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	19 years	4 years	5 years	1689

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3

Replacement Exhibit A-3 to Master Lease

(see attached)

EXHIBIT A-3

Facility	Facility Owner/ Lessor	Facility Description and Primary Intended Use	Initial Monthly Allocated Minimum Rent	Allocated Initial Investment	Fixed Term	1st Extended Term	2nd Extended Term	HCP ID
Sub-A
Arden Court of Seminole 9300 Antilles Drive Seminole, FL 33776	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	14 years	5 years	1824
Manor Care of West Delray 16200 Jog Road Delray Beach, FL 33446	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	14 years	5 years	1825
Arden Court of Lely Palms 6125 Rattlesnake Hammock Road Naples, FL 34113	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	14 years	5 years	1826
Manor Care of Sarasota 5511 Swift Road Sarasota, FL 34231	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 178 beds	[***]	[***]	21 years	14 years	5 years	1827
Heartland of Brooksville 575 Lamar Avenue Brooksville, FL 34601	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	14 years	5 years	1828
Heartland of Zephyrhills 38220 Henry Drive Zephyrhills, FL 33542	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	14 years	5 years	1829
Arden Court of Tampa 14950 Casey Road Tampa, FL 33624	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	21 years	14 years	5 years	1830
Manor Care of Libertyville 1500 South Milwaukee Libertyville, IL 60048	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	21 years	14 years	5 years	1831
Manor Care of Palos Heights 7850 West College Drive Palos Heights, IL 60463	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 174 beds	[***]	[***]	21 years	14 years	5 years	1832
Arden Courts of Hazel Crest 3701 West 183rd Street Hazel Crest, IL 60429	HCP Properties, LP	Assisted living facility consisting of 64 beds	[***]	[***]	21 years	14 years	5 years	1833
HHCC Paxton 1001 East Pells Street Paxton, IL 60957	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 106 beds	[***]	[***]	21 years	14 years	5 years	1834
Arden Court of Louisville 10451 Linn Station Road Louisville, KY 40223	HCP Properties, LP	Assisted living facility consisting of 64 beds	[***]	[***]	21 years	14 years	5 years	1835

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

MCHS-Woodbridge Valley 1525 North Rolling Road Catonsville, MD 21228	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	14 years	5 years	1836
Arden Courts of Kensington 4301 Knowles Avenue Kensington, MD 20895	HCP Maryland Properties, LLC	Assisted living facility consisting of 64 beds	[***]	[***]	21 years	14 years	5 years	1837
Heartland of Canton 7025 Lilley Road Canton, MI 48187 (this facility also includes additional property identified as assessor’s parcel number 71042-0200197-301)	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	14 years	5 years	1838
HHCC Ann Arbor 4701 East Huron River Drive Ann Arbor, MI 48105	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	21 years	14 years	5 years	1839
Arden Court of Bingham Farms 24005 West 13 Mile Road Bingham Farms, MI 48025	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	14 years	5 years	1840
Arden Courts MCHS Whippany 18 Eden Lane Whippany, NJ 07981	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	21 years	14 years	5 years	1841
Manor Care of Reno 3101 Plumas Street Reno, NV 89509	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 189 beds	[***]	[***]	21 years	14 years	5 years	1842
Arden Courts of Chagrin Falls 8100 East Washington Street Chagrin Falls, OH 44023	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	14 years	5 years	1843
Arden Courts of Bath 171 North Cleveland Massillon Road Akron, OH 44333	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	14 years	5 years	1844
Arden Court of Warminster 779 West County Line Road Hatboro, PA 19040	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	21 years	14 years	5 years	1845
Manor Care of Yardley 1480 Oxford Valley Road Yardley, PA 19067	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	21 years	14 years	5 years	1846
Manor Care of Lansdale 640 Bethlehem Pike Montgomeryville, PA 18936	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 170 beds	[***]	[***]	21 years	14 years	5 years	1847
Old Orchard Health Care Center 4100 Freemansburg Avenue Easton, PA 18045	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	21 years	14 years	5 years	1848
HHCC Charleston 1800 Eagle Landing Boulevard Hanahan, SC 29410	HCP Properties-Charleston of Hanahan SC, LLC	Skilled nursing facility / long term care facility consisting of 135 beds	[***]	[***]	21 years	14 years	5 years	1849

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

HHCC Austin 11406 Rustic Rock Drive Austin, TX 78750	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 180 beds	[***]	[***]	21 years	14 years	5 years	1850
Arden Courts of Richardson 410 Buckingham Road Richardson, TX 75081	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	21 years	14 years	5 years	1851
Manor Care of Fair Oaks 12475 Lee Jackson Memorial Highway Fairfax, VA 22033	HCP Properties-Fair Oaks of Fairfax VA, LLC	Skilled nursing facility / long term care facility consisting of 155 beds	[***]	[***]	21 years	14 years	5 years	1852
Arden Court of Annandale 7104 Braddock Road Annandale, VA 22003	HCP Properties-Arden Courts of Annandale VA, LLC	Assisted living facility consisting of 60 beds	[***]	[***]	21 years	14 years	5 years	1853
Sub-B
HCR-Manor Care Tice Valley 1975 Tice Valley Boulevard Walnut Creek, CA 94595	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	13 years	5 years	1656
Sub-C
Manor Care of Citrus Heights 7807 Upland Way Citrus Heights, CA 95610	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 148 beds	[***]	[***]	21 years	9 years	5 years	1790
Manor Care of Fountain Valley 11680 Warner Avenue Fountain Valley, CA 92708	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 151 beds	[***]	[***]	21 years	9 years	5 years	1791
Manor Care of Boulder 2800 Palo Parkway Boulder, CO 80301	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	21 years	9 years	5 years	1792
Manor Care of Wilmington 700 Foulk Road Wilmington, DE 19803	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 138 beds	[***]	[***]	21 years	9 years	5 years	1793
Arden Court of Largo 300 Highland Avenue Northeast Largo, FL 33770	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	9 years	5 years	1794
Arden Ct of Elk Grove Village 1940 Nerge Road Elk Grove Village, IL 60007	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	21 years	9 years	5 years	1795
HHCC-Champaign 309 East Springfield Avenue Champaign, IL 61820	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 102 beds	[***]	[***]	21 years	9 years	5 years	1796
Arden Court of Potomac 10718 Potomac Tennis Lane Potomac, MD 20854	HCP Maryland Properties, LLC	Assisted living facility consisting of 52 beds	[***]	[***]	21 years	9 years	5 years	1797
Springhouse of Silver Spring 2201 Colston Drive Silver Spring, MD 20910	HCP Maryland Properties, LLC	Assisted living facility consisting of 115 beds	[***]	[***]	21 years	9 years	5 years	1798

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Manor Care of Ruxton 7001 North Charles Street Towson, MD 21204	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 179 beds	[***]	[***]	21 years	9 years	5 years	1799
HHCC University 28550 Five Mile Road Livonia, MI 48154	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 172 beds	[***]	[***]	21 years	9 years	5 years	1800
HHCC Kalamazoo 3625 West Michigan Avenue Kalamazoo, MI 49006	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 172 beds	[***]	[***]	21 years	9 years	5 years	1801
HHCC Grand Rapids 2320 East Beltline Southeast Grand Rapids, MI 49546	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 198 beds	[***]	[***]	21 years	9 years	5 years	1802
Manor Care of Pinehurst 205 Rattlesnake Trail Pinehurst, NC 28374	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	9 years	5 years	1803
MCHS West Deptford 550 Jessup Road Paulsboro, NJ 08066	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 156 beds	[***]	[***]	21 years	9 years	5 years	1804
Manor Care of Barberton 85 Third Street, Southeast Barberton, OH 44203	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	9 years	5 years	1805
Heartland of Oregon 3953 Navarre Avenue Oregon, OH 43616	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 110 beds	[***]	[***]	21 years	9 years	5 years	1806
Heartland of Madeira 5970 Kenwood Road Madeira, OH 45243	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 165 beds	[***]	[***]	21 years	9 years	5 years	1807
Manor Care of Akron 1211 West Market Street Akron, OH 44313	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 117 beds	[***]	[***]	21 years	9 years	5 years	1808
Heartland of Perrysburg 10540 Fremont Pike Perrysburg, OH 43551	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 131 beds	[***]	[***]	21 years	9 years	5 years	1809
Perrysburg Commons 10542 Fremont Pike Perrysburg, OH 43551	HCP Properties, LP	Assisted living facility consisting of 115 beds	[***]	[***]	21 years	9 years	5 years	1810

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Heartland of Chillicothe 1058 Columbus Street Chillicothe, OH 45601	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 101 beds	[***]	[***]	21 years	9 years	5 years	1811
Heartland of Hillsboro 1141 Northview Drive Hillsboro, OH 45133	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	21 years	9 years	5 years	1812
Heartland of Riverview 7743 County Road 1 South Point, OH 45680	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	21 years	9 years	5 years	1813
Arden Court of Yardley 493 Stony Hill Road Yardley, PA 19067	HCP Properties, LP	Assisted living facility consisting of 52 beds	[***]	[***]	21 years	9 years	5 years	1814
Manor Care of Lebanon 900 Tuck Street Lebanon, PA 17042	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 159 beds	[***]	[***]	21 years	9 years	5 years	1815
MCHS Pottsville 420 Pulaski Drive Pottsville, PA 17901	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 179 beds	[***]	[***]	21 years	9 years	5 years	1816
Manor Care of Williamsport N 300 Leader Drive Williamsport, PA 17701	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 152 beds	[***]	[***]	21 years	9 years	5 years	1817
Manor Care of Bethlehem 2029 2029 Westgate Drive Bethlehem, PA 18017	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 217 beds	[***]	[***]	21 years	9 years	5 years	1818
Manor Care of Sinking Spring 3000 Windmill Road Sinking Spring, PA 19608	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 214 beds	[***]	[***]	21 years	9 years	5 years	1819
Sky Vue Terrace 2170 Rhine Street Pittsburgh, PA 15212	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	21 years	9 years	5 years	1820
Manor Care of San Antonio N 7703 Briaridge San Antonio, TX 78230	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 106 beds	[***]	[***]	21 years	9 years	5 years	1821
Manor Care of Arlington 550 South Carlin Springs Road Arlington, VA 22204	HCP Properties of Arlington VA, LLC	Skilled nursing facility / long term care facility consisting of 161 beds	[***]	[***]	21 years	9 years	5 years	1822
Heartland of Preston County 300 Miller Road Kingwood, WV 26537	HCP West Virginia Properties, LLC	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	9 years	5 years	1823

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Sub-D
HHCC - North Sarasota 3250 12th Street Sarasota, FL 34237	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 87 beds	[***]	[***]	21 years	6 years	5 years	1772
HHCC-Decatur 444 West Harrison Avenue Decatur, IL 62526	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 112 beds	[***]	[***]	21 years	6 years	5 years	1773
Manor Care of Naperville 200 Martin Avenue Naperville, IL 60540	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 118 beds	[***]	[***]	21 years	6 years	5 years	1774
Manor Care of Kankakee 900 West River Place Kankakee, IL 60901	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 107 beds	[***]	[***]	21 years	6 years	5 years	1775
ManorCare of Dulaney 111 West Road Towson, MD 21204	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 139 beds	[***]	[***]	21 years	6 years	5 years	1776
HHCC Adelphi 1801 Metzerott Road Adelphi, MD 20783	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 170 beds	[***]	[***]	21 years	6 years	5 years	1777
HHCC Greenview 1700 Leonard Street, Northeast Grand Rapids, MI 49505	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 69 beds	[***]	[***]	21 years	6 years	5 years	1778
HHCC Battle Creek 200 Roosevelt Avenue East Battle Creek, MI 49017	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 65 beds	[***]	[***]	21 years	6 years	5 years	1779
HHCC Jackson 434 West North Street Jackson, MI 49202	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	21 years	6 years	5 years	1780
HHCC Ionia 814 East Lincoln Avenue Ionia, MI 48846	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	21 years	6 years	5 years	1781
Heartland Holly Glen 4293 Monroe Street Toledo, OH 43606	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	21 years	6 years	5 years	1782

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Manor Care of Southwest OKC 5600 South Walker Avenue Oklahoma City, OK 73109	HCP Properties of Oklahoma City (Southwest), LLC	Skilled nursing facility / long term care facility consisting of 112 beds	[***]	[***]	21 years	6 years	5 years	1783
Manor Care of Pottstown 724 North Charlotte Street Pottstown, PA 19464	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 165 beds	[***]	[***]	21 years	6 years	5 years	1784
Heartland Health Care Ctr Pitt 550 South Negley Avenue Pittsburgh, PA 15232	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 224 beds	[***]	[***]	21 years	6 years	5 years	1785
Heartland of Columbia 2601 Forest Drive Columbia, SC 29204	HCP Properties-Columbia SC, LLC	Skilled nursing facility / long term care facility consisting of 132 beds	[***]	[***]	21 years	6 years	5 years	1786
Manor Care of Stratford Hall / Village at Stratford Hall 2125 Hilliard Road Richmond, VA 23228	HCP Properties-Stratford Hall of Richmond VA, LLC	Skilled nursing facility / long term care facility / assisted living facility consisting of 264 beds	[***]	[***]	21 years	6 years	5 years	1787
MCHS Green Bay East 600 South Webster Avenue Green Bay, WI 54301	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 79 beds	[***]	[***]	21 years	6 years	5 years	1788
Manor Care of Fond du Lac 265 South National Avenue Fond du Lac, WI 54935	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 108 beds	[***]	[***]	21 years	6 years	5 years	1789
Sub-E
Manor Care of Elgin 180 South State Street Elgin, IL 60123	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 88 beds	[***]	[***]	21 years	2 years	5 years	1770
Manor Care of Dallas 3326 Burgoyne Street Dallas, TX 75233	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 204 beds	[***]	[***]	21 years	2 years	5 years	1771

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-4

Replacement Exhibit A-4 to Master Lease

(see attached)

EXHIBIT A-4

Facility	Facility Owner/ Lessor	Facility Description and Primary Intended Use	Initial Monthly Allocated Minimum Rent	Allocated Initial Investment	Fixed Term	1st Extended Term	2nd Extended Term	HCP ID
Sub-A
Arden Courts MCHS Hamden 153 Leeder Hill Drive Hamden, CT 06517	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	22 years	13 years	5 years	1912
Manor Care of Naples 3601 Lakewood Boulevard Naples, FL 34112	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1913
Manor Care of Carrollwood 3030 West Bearss Avenue Tampa, FL 33618	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1914
MCHS Plantation 6931 West Sunrise Boulevard Plantation, FL 33313	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1917
HHCC Orange Park 570 Wells Road Orange Park, FL 32073	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1918
Arden Court of Ft Myers 15950 McGregor Boulevard Ft. Myers, FL 33908	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	22 years	13 years	5 years	1919
MCHS Ft Myers SNF 13881 Eagle Ridge Drive Ft. Myers, FL 33912	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1920
Manor Care Palos Heights West 11860 Southwest Hwy Palos Heights, IL 60463	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 130 beds	[***]	[***]	22 years	13 years	5 years	1921
Manor Care of Northbrook 3300 Milwaukee Avenue Northbrook, IL 60062	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 158 beds	[***]	[***]	22 years	13 years	5 years	1922
Manor Care of Westmont 512 East Ogden Avenue Westmont, IL 60559	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 155 beds	[***]	[***]	22 years	13 years	5 years	1923
Glen Ellyn 2 South 706 Park Boulevard Glen Ellyn, IL 60137	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	22 years	13 years	5 years	1924
Arden Court of Geneva 2388 Bricher Road Geneva, IL 60134	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	22 years	13 years	5 years	1925
Arden Court of Pikesville 8909 Reisterstown Road Pikesville, MD 21208	HCP Maryland Properties, LLC	Assisted living facility consisting of 56 beds	[***]	[***]	22 years	13 years	5 years	1926
Manor Care of Roland Park 4669 Falls Road Baltimore, MD 21209	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1927

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Arden Courts Towson 8101 Bellona Avenue Towson, MD 21204	HCP Maryland Properties, LLC	Assisted living facility consisting of 60 beds	[***]	[***]	22 years	13 years	5 years	1928
HHCC Knollview 1061 West Hackley Avenue Muskegon, MI 49441	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 107 beds	[***]	[***]	22 years	13 years	5 years	1929
Arden Courts MCHS Wayne 800 Hamburg Turnpike Wayne, NJ 07470	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	22 years	13 years	5 years	1930
Voorhees 1086 Dumont Circle Voorhees, NJ 08043	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	13 years	5 years	1931
Arden Court of Kenwood 4580 East Galbraith Road Kenwood, OH 45236	HCP Properties, LP	Assisted living facility consisting of 62 beds	[***]	[***]	22 years	13 years	5 years	1932
Heartland of Mentor 8200 Mentor Hills Drive Mentor, OH 44060	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 167 beds	[***]	[***]	22 years	13 years	5 years	1933
Heartland of Marysville 755 South Plum Street Marysville, OH 43040	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	22 years	13 years	5 years	1934
Manor Care of North Hills 1105 Perry Highway Pittsburgh, PA 15237	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 200 beds	[***]	[***]	22 years	13 years	5 years	1935
Manor Care of Greentree 1848 Greentree Road Pittsburgh, PA 15220	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	22 years	13 years	5 years	1936
Linden Village (Lebanon) 100 Tuck Court Lebanon, PA 17042	HCP Properties, LP	Assisted living facility consisting of 64 beds	[***]	[***]	22 years	13 years	5 years	1937
Arden Court of San Antonio 15290 Huebner Road San Antonio, TX 78231	HCP Properties, LP	Assisted living facility consisting of 64 beds	[***]	[***]	22 years	13 years	5 years	1938
HHCC Bedford 2001 Forest Ridge Drive Bedford, TX 76021	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 180 beds	[***]	[***]	22 years	13 years	5 years	1939
Sub-B
Manor Care of Palm Desert 74350 Country Club Drive Palm Desert, CA 92260	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 178 beds	[***]	[***]	22 years	8 years	5 years	1877
Arden Courts MCHS Farmington 45 South Road Farmington, CT 06032	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	22 years	8 years	5 years	1878
Springhouse of Lely Palms 1000 Lely Palms Drive Naples, FL 34113	HCP Properties, LP	Assisted living facility consisting of 212 beds	[***]	[***]	22 years	8 years	5 years	1879
Manor Care of Hinsdale 600 West Ogden Avenue Hinsdale, IL 60521	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 202 beds	[***]	[***]	22 years	8 years	5 years	1880
MCHS Summer Trace AL 12999 North Pennsylvania Street Carmel, IN 46032	HCP Properties, LP	Assisted living facility consisting of 176 beds	[***]	[***]	22 years	8 years	5 years	1881

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Manor Care of Summer Trace 12999 North Pennsylvania Street Carmel, IN 46032	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 104 beds	[***]	[***]	22 years	8 years	5 years	1882
Manor Care of Topeka 2515 Southwest Wanamaker Road Topeka, KS 66614	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	22 years	8 years	5 years	1883
Christopher East Hlth Care Ctr 4200 Browns Lane Louisville, KY 40220	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 178 beds	[***]	[***]	22 years	8 years	5 years	1884
Arden Court of Silver Spring 2505 Musgrove Road Silver Spring, MD 20904	HCP Maryland Properties LLC	Assisted living facility consisting of 52 beds	[***]	[***]	22 years	8 years	5 years	1885
HHCC Dearborn Heights 26001 Ford Road Dearborn Heights, MI 48127	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 151 beds	[***]	[***]	22 years	8 years	5 years	1886
HHCC Georgian Bloomfield 2975 North Adams Road Bloomfield Hills, MI 48304	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 199 beds	[***]	[***]	22 years	8 years	5 years	1887
HHCC Briarwood 3011 North Center Road Flint, MI 48506 (this facility also includes additional property identified as assessor’s parcel numbers 41-04277-011, 41-04-277-090 and 4104-277-064 )	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 117 beds	[***]	[***]	22 years	8 years	5 years	1888
HHCC Three Rivers 517 South Erie Street Three Rivers, MI 49093	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	22 years	8 years	5 years	1889
HHCC Hampton 800 Mulholland Street Bay City, MI 48708	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 51 beds	[***]	[***]	22 years	8 years	5 years	1890
Heartland of Mt. Airy 2250 Banning Road Cincinnati, OH 45239	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 151 beds	[***]	[***]	22 years	8 years	5 years	1891
Manor Care of Willoughby 37603 Euclid Avenue Willoughby, OH 44094	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 157 beds	[***]	[***]	22 years	8 years	5 years	1892
ManorCare Euclid Beach 16101 Euclid Beach Boulevard Cleveland, OH 44110	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 202 beds	[***]	[***]	22 years	8 years	5 years	1893
Manor Care of Rocky River 4102 Rocky River Drive Cleveland, OH 44135	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 210 beds	[***]	[***]	22 years	8 years	5 years	1894
Manor Care of Belden Village 5005 Higbee Avenue, Northwest Canton, OH 44718	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 147 beds	[***]	[***]	22 years	8 years	5 years	1895
Heartland of Wauseon 303 West Leggett Street Wauseon, OH 43567	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 53 beds	[***]	[***]	22 years	8 years	5 years	1896
Heartland Lansing 68222 Commercial Drive Bridgeport, OH 43912	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	22 years	8 years	5 years	1897

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Arden Court of Allentown 5151 Hamilton Boulevard Allentown, PA 18106	HCP Properties, LP	Assisted living facility consisting of 56 beds	[***]	[***]	22 years	8 years	5 years	1898
Manor Care of Dallastown 100 West Queen Street Dallastown, PA 17313	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 202 beds	[***]	[***]	22 years	8 years	5 years	1899
Manor Care of Kingston East 200 Second Avenue Kingston, PA 18704	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 176 beds	[***]	[***]	22 years	8 years	5 years	1900
Manor Care of Laureldale 2125 Elizabeth Avenue Laureldale, PA 19605	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 198 beds	[***]	[***]	22 years	8 years	5 years	1901
Manor Care of Williamsport S 101 Leader Drive Williamsport, PA 17701	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 116 beds	[***]	[***]	22 years	8 years	5 years	1902
Manor Care North York 1770 Barley Road York, PA 17404	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 161 beds	[***]	[***]	22 years	8 years	5 years	1903
Arden Court of Jefferson Hills 380 Wray Large Road Jefferson Hills, PA 15025	HCP Properties, LP	Assisted living facility consisting of 60 beds	[***]	[***]	22 years	8 years	5 years	1904
Heartland of Lexington 2416 Sunset Boulevard West Columbia, SC 29169	HCP Properties-Lexington SC, LLC	Skilled nursing facility / long term care facility consisting of 132 beds	[***]	[***]	22 years	8 years	5 years	1905
Oakmont of Union 709 Rice Avenue Union, SC 29379	HCP Properties- Oakmont of Union SC, LLC	Skilled nursing facility / long term care / assisted living facility consisting of 128 beds	[***]	[***]	22 years	8 years	5 years	1906
HHCC West Houston at Royal Oak 2939 Woodland Park Drive Houston, TX 77082	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 161 beds	[***]	[***]	22 years	8 years	5 years	1907
Heartland of San Antonio 1 Heartland Drive San Antonio, TX 78247	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 162 beds	[***]	[***]	22 years	8 years	5 years	1908
Medical Care Center 2200 Landover Place Lynchburg, VA 24501	HCP Properties-Medical Care Center- Lynchburg VA, LLC	Skilled nursing facility / long term care facility consisting of 118 beds	[***]	[***]	22 years	8 years	5 years	1909
Manor Care of Spokane 6025 North Assembly Street Spokane, WA 99205	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 125 beds	[***]	[***]	22 years	8 years	5 years	1910
Heartland of Rainelle 606 Pennsylvania Avenue Rainelle, WV 25962	HCP West Virginia Properties, LLC	Skilled nursing facility / long term care facility consisting of 60 beds	[***]	[***]	22 years	8 years	5 years	1911
Sub-C
Manor Care of Tucson 3705 North Swan Road Tucson, AZ 85718	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 118 beds	[***]	[***]	22 years	5 years	5 years	1857
Manor Care of Waterloo 201 West Ridgeway Avenue Waterloo, IA 50701	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 97 beds	[***]	[***]	22 years	5 years	5 years	1858

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Manor Care of Dubuque 901 West Third Street Dubuque, IA 52001	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 99 beds	[***]	[***]	22 years	5 years	5 years	1859
HHCC-Peoria 5600 North Glen Elm Drive Peoria, IL 61614	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 144 beds	[***]	[***]	22 years	5 years	5 years	1860
Manor Care Oak Lawn West 6300 West 95th Street Oak Lawn, IL 60453	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 192 beds	[***]	[***]	22 years	5 years	5 years	1861
Springhouse of Bethesda 4925 Battery Lane Bethesda, MD 20814	HCP Maryland Properties, LLC	Assisted living facility consisting of 98 beds	[***]	[***]	22 years	5 years	5 years	1862
HHCC Hyattsville 6500 Riggs Road Hyattsville, MD 20783	HCP Maryland Properties, LLC	Skilled nursing facility / long term care facility consisting of 160 beds	[***]	[***]	22 years	5 years	5 years	1863
Manor Care of Springfield 2915 South Fremont Springfield, MO 65804	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 234 beds	[***]	[***]	22 years	5 years	5 years	1864
Manor Care of Florissant 1200 Graham Road Florissant, MO 63031	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 98 beds	[***]	[***]	22 years	5 years	5 years	1865
Manor Care of Minot 600 South Main Street Minot, ND 58701	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 114 beds	[***]	[***]	22 years	5 years	5 years	1866
Manor Care of Westerville 140 Old County Line Road Westerville, OH 43081	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 180 beds	[***]	[***]	22 years	5 years	5 years	1867
Heartland of Greenville 243 Marion Drive Greenville, OH 45331	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 92 beds	[***]	[***]	22 years	5 years	5 years	1868
Heartland of Urbana 741 East Water Street Urbana, OH 43078	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	22 years	5 years	5 years	1869
The Village At Westerville NC 1060 Eastwind Drive Westerville, OH 43081	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 130 beds	[***]	[***]	22 years	5 years	5 years	1870
The Village At Westerville RC 215 Huber Village Boulevard Westerville, OH 43081	HCP Properties, LP	Assisted living facility consisting of 125 beds	[***]	[***]	22 years	5 years	5 years	1871
Manor Care of Devon 235 Lancaster Avenue Devon, PA 19333	HCP Properties, LP	Skilled nursing facility / long term care / assisted living facility consisting of 131 beds/150 beds	[***]	[***]	22 years	5 years	5 years	1872
Hampton House 1548 Sans Souci Parkway Hanover Township, PA 18706	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 104 beds	[***]	[***]	22 years	5 years	5 years	1873
Shadyside Nurs. and Rehab Ctr 5609 Fifth Avenue Pittsburgh, PA 15232	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 150 beds	[***]	[***]	22 years	5 years	5 years	1874
Wallingford Nursing & Rehab 115 South Providence Road Wallingford, PA 19086	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 207 beds	[***]	[***]	22 years	5 years	5 years	1875
ManorCare Hlth Serv-Shawano 1436 South Lincoln Street Shawano, WI 54166	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 100 beds	[***]	[***]	22 years	5 years	5 years	1876

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Sub-D
HHCC Saginaw 2901 Galaxy Drive Saginaw, MI 48601	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 103 beds	[***]	[***]	22 years	1 years	5 years	1854
Heartland Victorian Village 920 Thurber Drive - West Columbus, OH 43215	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 148 beds	[***]	[***]	22 years	1 years	5 years	1855
Holiday Nursing Center 280 Moffett Drive, Hwy 87N Center, TX 75935	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 137 beds	[***]	[***]	22 years	1 years	5 years	1856

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT B

Modification of Extension Term

Section 1(d) and (e) of Exhibit D to the Master Lease shall be deleted in its entirety and replaced with the following in lieu thereof:

“(d)(1)  For each Pool 1 First Extended Term, Pool 2 First Extended Term, Pool 3 First Extended Term and Pool 4 First Extended Term, respectively, on the commencement thereof, Pool 1 Minimum Rent, Pool 2 Minimum Rent, Pool 3 Minimum Rent or Pool 4 Minimum Rent (as applicable) shall be reset in an amount equal to the greater of (i) the then Fair Market Rental for, as applicable, the Pool 1 Facilities, the Pool 2 Facilities, the Pool 3 Facilities or the Pool 4 Facilities, or (ii) the Pool 1 Minimum Rent, Pool 2 Minimum Rent, Pool 3 Minimum Rent or Pool 4 Minimum Rent (as applicable) for the immediately preceding Lease Year plus three percent (3.00%).”

(d)(2) For each Pool 1 Second Extended Term, Pool 2 Second Extended Term, Pool 3 Second Extended Term and Pool 4 Second Extended Term, respectively, on the commencement thereof, Pool 1 Minimum Rent, Pool 2 Minimum Rent, Pool 3 Minimum Rent or Pool 4 Minimum Rent (as applicable) shall be reset in an amount equal to the greater of (i) the then Fair Market Rental for, as applicable, the Pool 1 Facilities, the Pool 2 Facilities, the Pool 3 Facilities or the Pool 4 Facilities, or (ii) the Pool 1 Minimum Rent, Pool 2 Minimum Rent, Pool 3 Minimum Rent or Pool 4 Minimum Rent (as applicable) for the immediately preceding Lease Year plus three percent (3.00%).”

(e) Commencing upon the expiration of each Lease Year during each Pool 1 Extended Term, Pool 2 Extended Term, Pool 3 Extended Term and Pool 4 Extended Term, respectively (other than the last Lease Year of each of the Pool 1 First Extended Term, Pool 2 First Extended Term, Pool 3 First  Extended Term and Pool 4 First Extended Term), the Pool 1 Minimum Rent, Pool 2 Minimum Rent, Pool 3 Minimum Rent or Pool 4 Minimum Rent (as applicable) shall increase by a percentage equal to the greater of (i) three percent (3%) or (ii) the CPI Increase.

Section 2 of Exhibit D to the Master Lease is hereby deleted in its entirety and replaced with the following:

“2.  Extended Terms

Subject in all respects to the provisions of Section 19.1 of this Lease and the Tenth Amendment and all other applicable terms of this Lease, Lessee shall be entitled to the renewal options with respect to the Facilities as follows:

(i) with respect to the Pool 1 Sub-A Facilities: (A) one (1) seventeen -year renewal term (the “Pool 1 Sub-A First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 1 Sub-A Second

Exhibit B - 1

Extended Term” together with the Pool 1 Sub-A First Extended Term, collectively, the “Pool 1 Sub-A Extended Term”);

(ii) with respect to the Pool 1 Sub-B Facilities: (A) one (1) twelve -year renewal term (the “Pool 1 Sub-B First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 1 Sub-B Second Extended Term” together with the Pool 1 Sub-B First Extended Term, collectively, the “Pool 1 Sub-B Extended Term”);

(iii) with respect to the Pool 1 Sub-C Facilities: (A) one (1) nine-year renewal term (the “Pool 1 Sub-C First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 1 Sub-C Second Extended Term” and together with the Pool 1 Sub-C First Extended Term, collectively, the “Pool 1 Sub-C Extended Term”);

(iv) with respect to the Pool 1 Sub-D Facilities: (A) one (1) five-year renewal term (the “Pool 1 Sub-D First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 1 Sub-D Second Extended Term” and together with the Pool 1 Sub-D First Extended Term, collectively, the “Pool 1 Sub-D Extended Term”);

(v) with respect to the Pool 2 Sub-A Facilities: (A) one (1) sixteen-year renewal term (the “Pool 2 Sub-A First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 2 Sub-A Second Extended Term” and together with the Pool 2 Sub-A First Extended Term, collectively, the “Pool 2 Sub-A Extended Term”);

(vi) with respect to the Pool 2 Sub-B Facility: (A) one (1) fifteen-year renewal term (the “Pool 2 Sub-B First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 2 Sub-B Second Extended Term” and together with the Pool 2 Sub-B First Extended Term, collectively, the “Pool 2 Sub-B Extended Term”);

(vii) with respect to the Pool 2 Sub-C Facilities: (A) one (1) eleven-year renewal term (the “ Pool 2 Sub-C First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 2 Sub-C Second Extended Term” and together with the Pool 2 Sub-C First Extended Term, collectively, the “Pool 2 Sub-C Extended Term”);

(viii) with respect to the Pool 2 Sub-D Facilities: (A) one (1) eight-year renewal term (the “Pool 2 Sub-D First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 2 Sub-D Second Extended Term” and together with the Pool 2 Sub-D First Extended Term, collectively, the “Pool 2 Sub-D Extended Term”);

Exhibit B - 2

(ix) with respect to the Pool 2 Sub-E Facilities: (A) one (1) four-year renewal term (the “Pool 2 Sub-E First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 2 Sub-E Second Extended Term” and  together with the Pool 2 Sub-E First Extended Term, collectively, the “Pool 2 Sub-E Extended Term”);

(x) with respect to the Pool 3 Sub-A Facilities: (A) one (1) fourteen-year renewal term (the “Pool 3 Sub-A First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 3 Sub-A Second Extended Term” and together with the Pool 3 Sub-A First Extended Term, collectively, the “Pool 3 Sub-A Extended Term”);

(xi) with respect to the Pool 3 Sub-B Facility: (A) one (1) thirteen-year renewal term (the “Pool 3 Sub-B First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 3 Sub-B Second Extended Term” and together with the Pool 3 Sub-B First Extended Term, collectively, the “Pool 3 Sub-B Extended Term”);

(xii) with respect to the Pool 3 Sub-C Facilities: (A) one (1) nine-year renewal term (the “Pool 3 Sub-C First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 3 Sub-C Second Extended Term” and together with the Pool 3 Sub-C First Extended Term, collectively, the “Pool 3 Sub-C Extended Term”);

(xiii) with respect to the Pool 3 Sub-D Facilities: (A) one (1) six-year renewal term (the “Pool 3 Sub-D First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 3 Sub-D Second Extended Term” and together with the Pool 3 Sub-D First Extended Term, collectively, the “Pool 3 Sub-D Extended Term”);

(xiv) with respect to the Pool 3 Sub-E Facilities: (A) one (1) two-year renewal term (the “Pool 3 Sub-E First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 3 Sub-E Second Extended Term” and together with the Pool 3 Sub-E First Extended Term, collectively, the “Pool 3 Sub-E Extended Term”);

(xv) with respect to the Pool 4 Sub-A Facilities: (A) one (1) thirteen-year renewal term (the “ Pool 4 Sub-A First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 4 Sub-A Second Extended Term” and together with the Pool 4 Sub-A First Extended Term, collectively, the “Pool 4 Sub-A Extended Term”);

(xvi) with respect to the Pool 4 Sub-B Facilities: (A) one (1) eight-year renewal term (the “Pool 4 Sub-B First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 4 Sub-B Second

Exhibit B - 3

Extended Term” and together with the Pool 4 Sub-B First Extended Term, collectively, the “Pool 4 Sub-B Extended Term”);

(xvii) with respect to the Pool 4 Sub-C Facilities: (A) one (1) five-year renewal term (the “Pool 4 Sub-C First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 4 Sub-C Second Extended Term” and together with the Pool 4 Sub-C First Extended Term, collectively, the “Pool 4 Sub-C Extended Term”); and

(xviii) with respect to the Pool 4 Sub-D Facilities: (A) one (1) one-year renewal term (the “Pool 4 Sub-D First Extended Term”) and (B) if the Term therefor has been extended as provided in clause (A), one (1) five-year renewal term (the “Pool 4 Sub-D Second Extended Term” and together with the Pool 4 Sub-D First Extended Term, collectively, the “Pool 4 Sub-D Extended Term”).”

For purposes hereof:

(i) The Pool 1 Sub-A Second Extended Term, the Pool 1 Sub-B Second Extended Term, the Pool 1 Sub-C Second Extended Term and the Pool 1 Sub-D Second Extended Term are collectively referred to as the “Pool 1 Second Extended Term”;

(ii) The Pool 2 Sub-A Second Extended Term, the Pool 2 Sub-B Second Extended Term, the Pool 2 Sub-C Second Extended Term, the Pool 2 Sub-D Second Extended Term and the Pool 2 Sub-E Second Extended Term are collectively referred to as the “Pool 2 Second Extended Term”;

(iii) The Pool 3 Sub-A Second Extended Term, the Pool 3 Sub-B Second Extended Term, the Pool 3 Sub-C Second Extended Term, the Pool 3 Sub-D Second Extended Term and the Pool 3 Sub-E Second Extended Term are collectively referred to as the “Pool 3 Second Extended Term”; and

(iv) The Pool 4 Sub-A Second Extended Term, the Pool 4 Sub-B Second Extended Term, the Pool 4 Sub-C Second Extended Term and the Pool 4 Sub-D Second Extended Term are collectively referred to as the “Pool 4 Second Extended Term”.

Exhibit B - 4

EXHIBIT C

Form of Addendum

[Addendum #__]

ADDENDUM #__ TO MASTER LEASE AND SECURITY AGREEMENT

This ADDENDUM #__ TO MASTER LEASE AND SECURITY AGREEMENT (this “Addendum”) is made and entered into as of _________ __, 20__, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011 (as the same may have been amended, restated or otherwise modified prior to the date hereof, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.Pursuant to Section 12 of that certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 (the “Tenth Amendment”), by and among Lessor, Lessee and Guarantor, Lessor, Lessee and Guarantor desire to add the real property more particularly described on Exhibit A attached hereto (the “Additional Facility”) to the Leased Property under the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that the Additional Facilities Owners have delivered to Lessor the materials and documentation required pursuant to Section 12 of the Tenth Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that

Exhibit C - 1

would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee or Guarantor to Lessor in writing.

2.Additional Facility. The Master Lease is hereby amended to modify the “Pool 4 Facilities” to add the Additional Facility thereto and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Facility, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified.

3.Opco Sublease:  Schedule 4 to the Master Lease is hereby amended to add the following operating sublease thereto:  [____________________].

4.Effect of Addendum. All references in the Master Lease to “this Lease” shall be deemed to be references to the Master Lease as amended hereby.

5.Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

6.Counterparts; Facsimile or Electronically Transmitted Signatures. This Addendum may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Addendum, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

[NO FURTHER TEXT ON THIS PAGE]

Exhibit C - 2

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

Exhibit C - S-1

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

Exhibit C - S-2

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:
Name:

Title:

Exhibit C - S-3

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit C - S-4

[Addendum #__]

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Addendum and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended or modified pursuant to the foregoing Addendum.

HCR MANORCARE, INC., a Delaware corporation

By:
Name:
Title:

Exhibit C – Consent, Reaffirmation and Agreement

EXHIBIT A

Legal Description of Additional Property

SCHEDULE 1

Additional Facilities

(see attached)

Additional Facilities

Facility	Facility Owner/ Lessor	Facility Description and Primary Intended Use	Initial Monthly Allocated Minimum Rent(1)	Allocated Initial Investment	Fixed Term	1st Extended Term	2nd Extended Term	HCP ID
To be included in Pool 4
MCNRC Winter Park 2075 Loch Lomond Dr Winter Park, FL 32792	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 138 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
MCHS Washington Twn 378 Fries Mill Road Sewell, NJ 08080	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
MCHS Wingfield Hills 2350 Wingfield Hills Road Sparks, NV 89436	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
MCHS Utica Ridge 3800 Commerce Blvd. Davenport, IA 52807	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
MCHS Salmon Creek 2811 N.E. 139th Street Vancouver, WA 98686	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
MCHS Lacey 4524 Intelco Loop SE Lacey, WA 98503	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
MCHS Sterling Heights 38200 Schoenherr Road Sterling Heights, MI 48312	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
Heartland of Dublin 4075 W. Dublin-Granville Road Dublin, OH 43017	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD
Heartland of Twinsburb 8551 Darrow Road Twinsburg, OH 44087	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	TBD

(1)	If the closing for any Additional Facility does not occur before April 1, 2016, then the Initial Monthly Allocated Minimum Rent for such Additional Facility will be increased by three percent (3%).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SCHEDULE 2

Deferred Rent Obligation Allocation

[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.